UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2024—October 31, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Vanguard Advice Select International Growth Fund Admiral™ Shares - VAIGX

Vanguard Advice Select Dividend Growth Fund Admiral™ Shares - VADGX

Vanguard Advice Select Global Value Fund Admiral™ Shares - VAGVX

Vanguard International Explorer™ Fund Investor Shares - VINEX

Vanguard High Dividend Yield Index Fund ETF Shares - VYM

Vanguard High Dividend Yield Index Fund Admiral™ Shares - VHYAX

Vanguard Advice Select International Growth Fund
Admiral™ Shares (VAIGX)
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Advice Select International Growth Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$50	0.45%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund underperformed its benchmark.
  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.
  Strong selection in and an overweight allocation to communication services stocks contributed most to relative performance. Information technology also provided a significant boost. An overweight to consumer discretionary stocks hurt most. Industrials also performed poorly.
  By region, North America was by far the largest contributor to relative performance, driven by strong stock selection and an overweight allocation. Europe detracted, primarily because of weak selection; emerging markets and the Pacific region also underperformed.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	Since Inception (11/9/2021)
Admiral Shares	21.57%	-0.82%
MSCI ACWI ex USA Growth Index	21.77%	3.07%
MSCI All Country World Index ex USA Net	24.93%	6.69%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$1,271
Number of Portfolio Holdings	28
Portfolio Turnover Rate	17%
Total Investment Advisory Fees (in thousands)	$2,801
Portfolio Composition % of Net Assets (as of October 31, 2025)
Asia	32.2%
Europe	40.5%
North America	21.6%
South America	3.5%
Other Assets and Liabilities—Net	2.2%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR4437

Vanguard Advice Select Dividend Growth Fund
Admiral™ Shares (VADGX)
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Advice Select Dividend Growth Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$37	0.36%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund underperformed its benchmark.
  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.
  Eight of the Fund’s 11 industry sectors detracted from relative performance; stock selection in information technology hurt results most. Selection in financials also detracted significantly.
  The standout positive contributor was communication services, with strong security selection boosting results. The Fund’s lack of exposure to energy and utilities stocks modestly helped relative performance.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	Since Inception (11/9/2021)
Admiral Shares	5.39%	6.55%
S&P U.S. Dividend Growers Index	13.56%	8.89%
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.90%	10.19%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$971
Number of Portfolio Holdings	31
Portfolio Turnover Rate	44%
Total Investment Advisory Fees (in thousands)	$1,373
Portfolio Composition % of Net Assets (as of October 31, 2025)
Communication Services	4.4%
Consumer Discretionary	13.5%
Consumer Staples	6.8%
Financials	23.0%
Health Care	13.6%
Industrials	7.2%
Information Technology	25.3%
Materials	4.0%
Other Assets and Liabilities—Net	2.2%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR4435

Vanguard Advice Select Global Value Fund
Admiral™ Shares (VAGVX)
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard Advice Select Global Value Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$46	0.42%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund outperformed its benchmark.
  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.
  Six of the Fund’s 11 industry sectors contributed positively to relative performance. Security selection in communication services had the biggest impact. Selection in and an overweight allocation to information technology also helped results. Selection in materials and an underweight to financials detracted most.
  By region, emerging markets significantly outperformed relative to the benchmark due to strong selection. North America, which had the largest weighting, added value through selection and a slightly underweight allocation.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	Since Inception (11/9/2021)
Admiral Shares	19.00%	8.59%
MSCI ACWI Value Index	14.98%	7.72%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$1,635
Number of Portfolio Holdings	106
Portfolio Turnover Rate	68%
Total Investment Advisory Fees (in thousands)	$3,017
Portfolio Composition % of Net Assets (as of October 31, 2025)
Asia	20.7%
Europe	21.5%
North America	55.3%
Oceania	1.3%
Other Assets and Liabilities—Net	1.2%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR4436

Vanguard International Explorer™ Fund
Investor Shares (VINEX)
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard International Explorer Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$51	0.46%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund underperformed its benchmark.
  Optimism in the U.S. about the prospect of tax cuts, robust corporate earnings, and artificial intelligence was, at times, tempered by market concerns about interest rates, stretched equity valuations, and U.S. trade policy announcements. Short-term interest rates generally fell during the 12-month period, with the Federal Reserve and the Bank of England each making four rate cuts and the European Central Bank making five.
  On a regional basis, stock selection in emerging markets, the Middle East, and the Pacific region detracted from performance. Stock selection in North America produced positive results on a relative basis.
  Five of the Fund’s 11 industry sectors detracted from performance. Stock selection in industrials, consumer discretionary, and communication services held back relative results the most. Selection in information technology and financials added to relative performance, as did an underweight to consumer staples.
How did the Fund perform over the past 10 years?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2015, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	10 Years
Investor Shares	21.41%	6.96%	5.46%
Spliced International Explorer Index	24.50%	8.23%	6.54%
MSCI All Country World Index ex USA Net	24.93%	11.18%	7.67%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$1,455
Number of Portfolio Holdings	336
Portfolio Turnover Rate	92%
Total Investment Advisory Fees (in thousands)	$3,683
Portfolio Composition % of Net Assets (as of October 31, 2025)
Africa	0.3%
Asia	40.8%
Europe	44.4%
North America	3.5%
Oceania	5.7%
Other	0.5%
South America	1.5%
Other Assets and Liabilities—Net	3.3%
This table reflects the Fund’s investments, including short-term investments, derivatives and other assets and liabilities.
How has the Fund changed?
During the reporting period, Baillie Gifford Overseas Limited was removed as an investment advisor to the Fund.
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 28, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR126

Vanguard High Dividend Yield Index Fund
ETF Shares (VYM) NYSE Arca
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard High Dividend Yield Index Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$6	0.06%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund performed roughly in line with its benchmark.
  Optimism in the U.S. about the prospect of  tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.
  Seven of the index’s 11 industry sectors reported positive returns. Technology and financials, the largest sectors in the index by weight, contributed most to performance. Health care was the biggest detractor.
How did the Fund perform over the past 10 years?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2015, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	12.96%	15.48%	10.93%
ETF Shares Market Price	13.00%	15.48%	10.93%
FTSE High Dividend Yield Index	13.02%	15.54%	10.99%
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.53%	14.07%	14.02%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$81,235
Number of Portfolio Holdings	571
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$1,571
Portfolio Composition % of Net Assets (as of October 31, 2025)
Basic Materials	1.9%
Consumer Discretionary	9.8%
Consumer Staples	8.9%
Energy	8.4%
Financials	21.1%
Health Care	12.2%
Industrials	13.5%
Real Estate	0.0%
Technology	14.1%
Telecommunications	3.6%
Utilities	6.4%
Other Assets and Liabilities—Net	0.1%
This table reflects the Fund’s investments, including short-term investments, derivatives and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR923

Vanguard High Dividend Yield Index Fund
Admiral™ Shares (VHYAX)
Annual Shareholder Report | October 31, 2025

This annual shareholder report contains important information about Vanguard High Dividend Yield Index Fund (the "Fund") for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$9	0.08%
How did the Fund perform during the reporting period?
  For the 12 months ended October 31, 2025, the Fund performed roughly in line with its benchmark.
  Optimism in the U.S. about the prospect of  tax cuts, robust corporate earnings, and artificial intelligence was occasionally tempered by market concerns about interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.
  Seven of the index’s 11 industry sectors reported positive returns. Technology and financials, the largest sectors in the index by weight, contributed most to performance. Health care was the biggest detractor.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 7, 2019, Through October 31, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	Since Inception (2/7/2019)
Admiral Shares	12.95%	15.46%	11.53%
FTSE High Dividend Yield Index	13.02%	15.54%	11.60%
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.53%	14.07%	15.78%
Fund Statistics (as of October 31, 2025)
Fund Net Assets (in millions)	$81,235
Number of Portfolio Holdings	571
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$1,571
Portfolio Composition % of Net Assets (as of October 31, 2025)
Basic Materials	1.9%
Consumer Discretionary	9.8%
Consumer Staples	8.9%
Energy	8.4%
Financials	21.1%
Health Care	12.2%
Industrials	13.5%
Real Estate	0.0%
Technology	14.1%
Telecommunications	3.6%
Utilities	6.4%
Other Assets and Liabilities—Net	0.1%
This table reflects the Fund’s investments, including short-term investments, derivatives and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR5023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024
(a) Audit Fees.	$473,000	$484,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$473,000	$484,000

(e)           (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,793,970	$1,517,669
Tax Fees.	$1,617,438	$1,916,879
All Other Fees.	$25,000	$268,000
Total.	$5,436,408	$3,702,548

(h)           For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended October 31, 2025
Vanguard Advice Select International Growth Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	11
Tax information	12

Advice Select International Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.8%)
Brazil (3.5%)
*	NU Holdings Ltd. Class A	2,794,783	45,024
Canada (4.3%)
*	Shopify Inc. Class A	318,491	55,373
China (12.0%)
	Tencent Holdings Ltd.	646,400	52,506
*	PDD Holdings Inc. ADR	274,064	36,963
*,1	Meituan Class B	2,510,450	33,044
	BYD Co. Ltd. Class H	2,295,500	29,658
			152,171
Denmark (0.6%)
	Novo Nordisk A/S Class B	148,602	7,316
France (7.7%)
	Hermes International SCA	18,163	44,943
	Kering SA	84,014	29,835
	L'Oreal SA	55,198	23,035
			97,813
Germany (3.0%)
*,1	Delivery Hero SE Class A	858,475	21,805
*	BioNTech SE ADR	153,992	16,002
			37,807
Italy (3.5%)
	Ferrari NV	109,831	43,983
Japan (0.8%)
	M3 Inc.	742,500	10,406
Netherlands (10.4%)
*,1	Adyen NV	45,466	77,905
	ASML Holding NV	51,284	54,223
			132,128
Singapore (5.6%)
*	Sea Ltd. ADR	459,502	71,797
South Korea (3.8%)
*	Coupang Inc.	1,496,257	47,835
Sweden (11.9%)
*	Spotify Technology SA	180,151	118,057
	Atlas Copco AB Class B	1,424,826	21,314
*	Kinnevik AB Class B	1,302,341	12,291
			151,662
Taiwan (10.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,627,000	127,041
United Kingdom (3.4%)
*	Wise plc Class A	2,387,386	30,358
*	Ocado Group plc	4,393,761	12,654
			43,012
United States (17.3%)
*	MercadoLibre Inc.	67,236	156,476
	NVIDIA Corp.	268,163	54,300
*	Moderna Inc.	335,310	9,107
			219,883
Total Common Stocks (Cost $870,584)			1,243,251
1

Advice Select International Growth Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[2] Vanguard Market Liquidity Fund, 4.141% (Cost $22,914)	229,167	22,917
Total Investments (99.6%) (Cost $893,498)		1,266,168
Other Assets and Liabilities—Net (0.4%)		4,836
Net Assets (100%)		1,271,004
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the aggregate value was $132,754, representing 10.4% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
2

Advice Select International Growth Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $870,584)	1,243,251
Affiliated Issuers (Cost $22,914)	22,917
Total Investments in Securities	1,266,168
Investment in Vanguard	31
Receivables for Investment Securities Sold	5,302
Receivables for Accrued Income	438
Receivables for Capital Shares Issued	899
Total Assets	1,272,838
Liabilities
Payables for Investment Securities Purchased	73
Payables for Capital Shares Redeemed	820
Payables to Investment Advisor	806
Payables to Vanguard	135
Total Liabilities	1,834
Net Assets	1,271,004
At October 31, 2025, net assets consisted of:

Paid-in Capital	850,689
Total Distributable Earnings (Loss)	420,315
Net Assets	1,271,004

Net Assets
Applicable to 52,806,240 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,271,004
Net Asset Value Per Share	$24.07
See accompanying Notes, which are an integral part of the Financial Statements.
3

Advice Select International Growth Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends[1]	4,787
Interest[2]	802
Securities Lending—Net	—
Total Income	5,589
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,454
Performance Adjustment	347
The Vanguard Group—Note C
Management and Administrative	2,023
Marketing and Distribution	58
Custodian Fees	57
Auditing Fees	46
Shareholders' Reports and Proxy Fees	50
Trustees’ Fees and Expenses	1
Other Expenses	46
Total Expenses	5,082
Net Investment Income	507
Realized Net Gain (Loss)
Investment Securities Sold[2]	52,508
Foreign Currencies	(102)
Realized Net Gain (Loss)	52,406
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	170,295
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	170,294
Net Increase (Decrease) in Net Assets Resulting from Operations	223,207
1	Dividends are net of foreign withholding taxes of $336.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $797, $1, and $2, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
4

Advice Select International Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	507	3,031
Realized Net Gain (Loss)	52,406	9,275
Change in Unrealized Appreciation (Depreciation)	170,294	259,902
Net Increase (Decrease) in Net Assets Resulting from Operations	223,207	272,208
Distributions
Total Distributions	(3,959)	(837)
Capital Share Transactions
Issued	290,485	346,672
Issued in Lieu of Cash Distributions	2,322	562
Redeemed	(227,589)	(125,600)
Net Increase (Decrease) from Capital Share Transactions	65,218	221,634
Total Increase (Decrease)	284,466	493,005
Net Assets
Beginning of Period	986,538	493,533
End of Period	1,271,004	986,538
See accompanying Notes, which are an integral part of the Financial Statements.
5

Advice Select International Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,			November 9, 2021[1] to October 31,
	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$19.88	$13.42	$12.65	$25.00
Investment Operations
Net Investment Income (Loss)[2]	.010	.068	.032	(.009)
Net Realized and Unrealized Gain (Loss) on Investments	4.259	6.413	.738	(12.341)
Total from Investment Operations	4.269	6.481	.770	(12.350)
Distributions
Dividends from Net Investment Income	(.061)	(.021)	—	—
Distributions from Realized Capital Gains	(.018)	—	—	—
Total Distributions	(.079)	(.021)	—	—
Net Asset Value, End of Period	$24.07	$19.88	$13.42	$12.65
Total Return[3]	21.57%	48.33%	6.09%	-49.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,271	$987	$494	$196
Ratio of Total Expenses to Average Net Assets	0.45%[4]	0.40%[4]	0.41%[4]	0.42%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	0.38%	0.20%	(0.06%)[5]
Portfolio Turnover Rate	17%	25%	8%	11%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.02%), and (0.02%).
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Advice Select International Growth Fund
Notes to Financial Statements
Vanguard Advice Select International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facility or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the
7

Advice Select International Growth Fund
securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Baillie Gifford Overseas Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI ex-USA Growth Index for the preceding three years. For the year ended October 31, 2025, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $347,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $31,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	320,280	—	—	320,280
Common Stocks—Other	290,654	632,317	—	922,971
Temporary Cash Investments	22,917	—	—	22,917
Total	633,851	632,317	—	1,266,168
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	3,572
Total Distributable Earnings (Loss)	(3,572)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized
8

Advice Select International Growth Fund
gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,601
Undistributed Long-Term Gains	38,087
Net Unrealized Gains (Losses)	368,714
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(87)
Total	420,315
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	3,959	837
Long-Term Capital Gains	—	—
Total	3,959	837
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	897,452
Gross Unrealized Appreciation	468,152
Gross Unrealized Depreciation	(99,436)
Net Unrealized Appreciation (Depreciation)	368,716
F.  During the year ended October 31, 2025, the fund purchased $242,813,000 of investment securities and sold $191,737,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	13,442	19,816
Issued in Lieu of Cash Distributions	120	34
Redeemed	(10,375)	(7,004)
Net Increase (Decrease) in Shares Outstanding	3,187	12,846
H.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
9

Advice Select International Growth Fund
J.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
10

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select International Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
11

Tax information (unaudited)
The fund hereby designates $2,932,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $133,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,632,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $5,107,000 and foreign taxes paid of $497,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q44370 122025
12

Financial Statements
For the year ended October 31, 2025
Vanguard Advice Select Dividend Growth Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	10
Tax information	11

Advice Select Dividend Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.8%)
Communication Services (4.4%)
	Alphabet Inc. Class A	152,510	42,884
Consumer Discretionary (13.5%)
	TJX Cos. Inc.	272,449	38,181
	Home Depot Inc.	92,622	35,158
	McDonald's Corp.	110,999	33,126
	NIKE Inc. Class B	204,846	13,231
	Marriott International Inc. Class A	45,387	11,827
			131,523
Consumer Staples (6.8%)
	Procter & Gamble Co.	235,557	35,421
	Coca-Cola Co.	441,301	30,405
			65,826
Financials (23.0%)
	Mastercard Inc. Class A	76,745	42,363
	American Express Co.	112,236	40,487
	S&P Global Inc.	77,312	37,667
	Marsh & McLennan Cos. Inc.	208,902	37,216
	Chubb Ltd.	130,679	36,190
	Visa Inc. Class A	85,675	29,193
			223,116
Health Care (13.6%)
	Eli Lilly & Co.	50,749	43,789
	Danaher Corp.	155,242	33,436
	Stryker Corp.	87,987	31,345
	Zoetis Inc.	103,933	14,976
	Elevance Health Inc.	28,431	9,018
			132,564
Industrials (7.2%)
	Northrop Grumman Corp.	62,776	36,626
	Honeywell International Inc.	164,162	33,051
			69,677
Information Technology (25.3%)
	Broadcom Inc.	149,728	55,344
	Microsoft Corp.	91,790	47,530
	Apple Inc.	145,413	39,315
	Intuit Inc.	46,064	30,750
	Texas Instruments Inc.	189,149	30,540
	QUALCOMM Inc.	129,333	23,396
	Accenture plc Class A	73,736	18,442
			245,317
Materials (4.0%)
	Linde plc	91,110	38,111
*	Solstice Advanced Materials Inc.	25,940	1,169
			39,280
Total Common Stocks (Cost $774,684)			950,187
1

Advice Select Dividend Growth Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (2.0%)
Money Market Fund (2.0%)
[1] Vanguard Market Liquidity Fund, 4.141% (Cost $19,275)	192,778	19,278
Total Investments (99.8%) (Cost $793,959)		969,465
Other Assets and Liabilities—Net (0.2%)		1,610
Net Assets (100%)		971,075
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
2

Advice Select Dividend Growth Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $774,684)	950,187
Affiliated Issuers (Cost $19,275)	19,278
Total Investments in Securities	969,465
Investment in Vanguard	23
Receivables for Investment Securities Sold	686
Receivables for Accrued Income	1,118
Receivables for Capital Shares Issued	802
Total Assets	972,094
Liabilities
Payables for Investment Securities Purchased	71
Payables for Capital Shares Redeemed	507
Payables to Investment Advisor	356
Payables to Vanguard	85
Total Liabilities	1,019
Net Assets	971,075
At October 31, 2025, net assets consisted of:

Paid-in Capital	817,230
Total Distributable Earnings (Loss)	153,845
Net Assets	971,075

Net Assets
Applicable to 31,685,670 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	971,075
Net Asset Value Per Share	$30.65
See accompanying Notes, which are an integral part of the Financial Statements.
3

Advice Select Dividend Growth Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends	12,287
Interest[1]	901
Total Income	13,188
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,047
Performance Adjustment	(674)
The Vanguard Group—Note C
Management and Administrative	1,618
Marketing and Distribution	46
Custodian Fees	7
Auditing Fees	32
Shareholders' Reports and Proxy Fees	46
Trustees’ Fees and Expenses	—
Other Expenses	16
Total Expenses	3,138
Net Investment Income	10,050
Realized Net Gain (Loss) on Investment Securities Sold[1]	(22,547)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	61,076
Net Increase (Decrease) in Net Assets Resulting from Operations	48,579
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $901, $3, and $2, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
4

Advice Select Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,050	9,770
Realized Net Gain (Loss)	(22,547)	5,399
Change in Unrealized Appreciation (Depreciation)	61,076	107,974
Net Increase (Decrease) in Net Assets Resulting from Operations	48,579	123,143
Distributions
Total Distributions	(15,809)	(9,329)
Capital Share Transactions
Issued	278,024	318,221
Issued in Lieu of Cash Distributions	9,508	6,194
Redeemed	(171,455)	(140,572)
Net Increase (Decrease) from Capital Share Transactions	116,077	183,843
Total Increase (Decrease)	148,847	297,657
Net Assets
Beginning of Period	822,228	524,571
End of Period	971,075	822,228
See accompanying Notes, which are an integral part of the Financial Statements.
5

Advice Select Dividend Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,			November 9, 2021[1] to October 31,
	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$29.63	$24.85	$24.00	$25.00
Investment Operations
Net Investment Income[2]	.339	.390	.369	.295
Net Realized and Unrealized Gain (Loss) on Investments	1.232	4.772	.763	(1.187)
Total from Investment Operations	1.571	5.162	1.132	(.892)
Distributions
Dividends from Net Investment Income	(.337)	(.371)	(.273)	(.108)
Distributions from Realized Capital Gains	(.214)	(.011)	(.009)	—
Total Distributions	(.551)	(.382)	(.282)	(.108)
Net Asset Value, End of Period	$30.65	$29.63	$24.85	$24.00
Total Return[3]	5.39%	20.91%	4.73%	-3.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$971	$822	$525	$210
Ratio of Total Expenses to Average Net Assets	0.36%[4]	0.41%[4]	0.46%[4]	0.45%[5]
Ratio of Net Investment Income to Average Net Assets	1.14%	1.38%	1.47%	1.28%[5]
Portfolio Turnover Rate	44%	32%	15%	20%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.08%), (0.02%), and 0.02%.
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Advice Select Dividend Growth Fund
Notes to Financial Statements
Vanguard Advice Select Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facility or the Interfund Lending Program.
5. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P U.S. Dividend Growers Index for the preceding three years. For the year ended October 31, 2025, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $674,000 (0.08%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $23,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
7

Advice Select Dividend Growth Fund
At October 31, 2025, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	4
Total Distributable Earnings (Loss)	(4)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,395
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	174,634
Capital Loss Carryforwards	(24,184)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	153,845
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	12,846	9,181
Long-Term Capital Gains	2,963	148
Total	15,809	9,329
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	794,831
Gross Unrealized Appreciation	189,598
Gross Unrealized Depreciation	(14,964)
Net Unrealized Appreciation (Depreciation)	174,634
F.  During the year ended October 31, 2025, the fund purchased $482,681,000 of investment securities and sold $381,650,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	9,362	11,394
Issued in Lieu of Cash Distributions	324	227
Redeemed	(5,752)	(4,976)
Net Increase (Decrease) in Shares Outstanding	3,934	6,645
8

Advice Select Dividend Growth Fund
H.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
9

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Dividend Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
10

Tax information (unaudited)
For corporate shareholders, 83.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $11,374,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $400,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,963,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q44350 122025
11

Financial Statements
For the year ended October 31, 2025
Vanguard Advice Select Global Value Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	12
Tax information	13

Advice Select Global Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.8%)
Australia (1.3%)
*	James Hardie Industries plc ADR	976,888	20,446
Canada (1.6%)
	National Bank of Canada	132,376	14,790
	Canadian Natural Resources Ltd.	350,861	11,234
			26,024
China (3.1%)
	Tencent Holdings Ltd.	320,046	25,997
	Yum China Holdings Inc.	314,725	13,615
	ANTA Sports Products Ltd.	1,103,400	11,517
			51,129
France (4.7%)
	Sanofi SA	193,334	19,558
	Capgemini SE	89,777	13,812
	Societe Generale SA	162,717	10,319
	Accor SA	199,499	10,149
	Engie SA	348,697	8,164
	Thales SA	26,186	7,467
	Airbus SE	26,940	6,643
			76,112
Germany (1.0%)
	Merck KGaA	72,119	9,447
	CTS Eventim AG & Co. KGaA	82,034	7,350
			16,797
Hong Kong (2.0%)
	AIA Group Ltd.	1,980,000	19,267
	Techtronic Industries Co. Ltd.	1,153,439	13,454
			32,721
India (1.6%)
	HDFC Bank Ltd. ADR	507,457	18,380
*	MakeMyTrip Ltd.	105,514	8,441
			26,821
Ireland (2.8%)
	Bank of Ireland Group plc	1,054,392	17,345
*	ICON plc	86,910	14,933
	CRH plc	111,653	13,191
			45,469
Italy (1.5%)
	FinecoBank Banca Fineco SpA	1,047,187	23,960
Japan (8.2%)
*	Rakuten Group Inc.	2,806,769	18,363
	FANUC Corp.	541,100	18,057
	Tokyo Electron Ltd.	79,200	17,461
	Sony Group Corp.	580,608	16,170
	MISUMI Group Inc.	985,700	15,368
	Chiba Bank Ltd.	1,550,240	15,127
	Japan Airlines Co. Ltd.	738,000	13,295
	East Japan Railway Co.	520,800	12,721
	Otsuka Holdings Co. Ltd.	146,700	7,984
			134,546
Mexico (0.9%)
	Wal-Mart de Mexico SAB de CV	4,343,800	14,360
Netherlands (3.1%)
	ASML Holding NV (Registered) ADR	33,632	35,624
1

Advice Select Global Value Fund
		Shares	Market Value• ($000)
	Aegon Ltd.	1,982,483	15,108
			50,732
Norway (0.5%)
	Equinor ASA ADR	340,306	8,154
Russia (0.0%)
*,1	Sberbank of Russia PJSC	37,200	—
Singapore (1.3%)
	DBS Group Holdings Ltd.	529,260	21,913
South Korea (0.9%)
	Hyundai Motor Co.	73,834	14,973
Spain (1.1%)
	Iberdrola SA	893,751	18,113
Sweden (1.0%)
	Sandvik AB	552,014	16,693
Taiwan (3.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	110,079	33,071
	MediaTek Inc.	374,000	15,861
	Airtac International Group	341,000	10,058
			58,990
United Kingdom (5.8%)
	Unilever plc	443,553	26,615
	Haleon plc	5,566,044	25,884
	AstraZeneca plc	99,406	16,397
	ICG plc	558,223	14,181
	Smiths Group plc	336,871	11,155
			94,232
United States (52.8%)
	Alphabet Inc. Class A	220,080	61,884
	Accenture plc Class A	109,309	27,338
	T-Mobile US Inc.	118,879	24,970
	Dick's Sporting Goods Inc.	109,348	24,215
*	Amazon.com Inc.	92,075	22,487
	SLB Ltd.	613,378	22,118
	Sempra	239,349	22,006
	Raymond James Financial Inc.	135,661	21,525
	Freeport-McMoRan Inc.	512,709	21,380
	Valero Energy Corp.	124,184	21,057
	Equinix Inc.	24,386	20,631
	Reliance Inc.	72,147	20,376
	Emerson Electric Co.	144,729	20,200
	Wells Fargo & Co.	226,413	19,691
*	Dynatrace Inc.	374,634	18,945
	NXP Semiconductors NV	90,568	18,940
*	Cooper Cos. Inc.	262,487	18,350
	Agilent Technologies Inc.	123,793	18,118
	Cardinal Health Inc.	91,083	17,376
	Prologis Inc.	140,018	17,375
*	Airbnb Inc. Class A	136,586	17,284
	TransUnion	207,099	16,812
	Walt Disney Co.	140,110	15,779
	NIKE Inc. Class B	240,404	15,528
	Tyson Foods Inc. Class A	300,104	15,428
*	Flutter Entertainment plc	64,270	14,949
*	CACI International Inc. Class A	26,067	14,656
	Morgan Stanley	87,219	14,304
	TPG Inc. Class A	249,773	13,747
*	Charles River Laboratories International Inc.	72,670	13,086
	UnitedHealth Group Inc.	37,564	12,830
*	Advanced Micro Devices Inc.	50,018	12,811
	Tradeweb Markets Inc. Class A	116,546	12,283
*	Synopsys Inc.	26,986	12,247
	Dover Corp.	66,172	12,008
2

Advice Select Global Value Fund
		Shares	Market Value• ($000)
	Broadcom Inc.	31,458	11,628
*	Neurocrine Biosciences Inc.	80,237	11,491
*	Clearwater Analytics Holdings Inc. Class A	606,136	11,159
	Ally Financial Inc.	284,447	11,085
	Willis Towers Watson plc	35,334	11,063
	M&T Bank Corp.	58,981	10,845
*	Coherent Corp.	81,546	10,761
	Becton Dickinson & Co.	60,096	10,740
*	Nutanix Inc. Class A	148,808	10,601
	Everest Group Ltd.	32,394	10,189
	UDR Inc.	285,914	9,632
	Keurig Dr Pepper Inc.	352,047	9,562
	PPG Industries Inc.	89,764	8,774
	Starbucks Corp.	103,204	8,346
	Hyatt Hotels Corp. Class A	54,753	7,524
	Quest Diagnostics Inc.	41,786	7,352
	MetLife Inc.	85,822	6,850
*	Builders FirstSource Inc.	57,555	6,686
	Booz Allen Hamilton Holding Corp.	76,341	6,654
	CME Group Inc.	22,111	5,870
	Constellation Brands Inc. Class A	32,794	4,308
			863,854
Total Common Stocks (Cost $1,391,615)			1,616,039
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[2]	Vanguard Market Liquidity Fund, 4.141% (Cost $14,701)	147,022	14,702
Total Investments (99.7%) (Cost $1,406,316)			1,630,741
Other Assets and Liabilities—Net (0.3%)			4,238
Net Assets (100%)			1,634,979
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
3

Advice Select Global Value Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,391,615)	1,616,039
Affiliated Issuers (Cost $14,701)	14,702
Total Investments in Securities	1,630,741
Investment in Vanguard	39
Cash	251
Foreign Currency, at Value (Cost $2,224)	2,201
Receivables for Investment Securities Sold	4,159
Receivables for Accrued Income	2,523
Receivables for Capital Shares Issued	1,357
Total Assets	1,641,271
Liabilities
Payables for Investment Securities Purchased	3,753
Payables for Capital Shares Redeemed	1,337
Payables to Investment Advisor	1,019
Payables to Vanguard	183
Total Liabilities	6,292
Net Assets	1,634,979
At October 31, 2025, net assets consisted of:

Paid-in Capital	1,297,563
Total Distributable Earnings (Loss)	337,416
Net Assets	1,634,979

Net Assets
Applicable to 52,374,641 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,634,979
Net Asset Value Per Share	$31.22
See accompanying Notes, which are an integral part of the Financial Statements.
4

Advice Select Global Value Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends[1]	33,761
Interest[2]	699
Securities Lending—Net	14
Total Income	34,474
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,723
Performance Adjustment	294
The Vanguard Group—Note C
Management and Administrative	2,553
Marketing and Distribution	72
Custodian Fees	66
Auditing Fees	45
Shareholders' Reports and Proxy Fees	46
Trustees’ Fees and Expenses	1
Other Expenses	50
Total Expenses	5,850
Expenses Paid Indirectly	(6)
Net Expenses	5,844
Net Investment Income	28,630
Realized Net Gain (Loss)
Investment Securities Sold[2]	97,749
Foreign Currencies	260
Realized Net Gain (Loss)	98,009
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	130,343
Foreign Currencies	(18)
Change in Unrealized Appreciation (Depreciation)	130,325
Net Increase (Decrease) in Net Assets Resulting from Operations	256,964
1	Dividends are net of foreign withholding taxes of $1,439.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $685, $3, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Advice Select Global Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,630	23,693
Realized Net Gain (Loss)	98,009	70,479
Change in Unrealized Appreciation (Depreciation)	130,325	114,144
Net Increase (Decrease) in Net Assets Resulting from Operations	256,964	208,316
Distributions
Total Distributions	(89,085)	(23,339)
Capital Share Transactions
Issued	435,807	502,961
Issued in Lieu of Cash Distributions	53,920	16,205
Redeemed	(302,408)	(219,997)
Net Increase (Decrease) from Capital Share Transactions	187,319	299,169
Total Increase (Decrease)	355,198	484,146
Net Assets
Beginning of Period	1,279,781	795,635
End of Period	1,634,979	1,279,781
See accompanying Notes, which are an integral part of the Financial Statements.
6

Advice Select Global Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,			November 9, 2021[1] to October 31,
	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$28.21	$23.45	$21.47	$25.00
Investment Operations
Net Investment Income[2]	.573	.580	.446	.313
Net Realized and Unrealized Gain (Loss) on Investments	4.388	4.828	1.684	(3.812)
Total from Investment Operations	4.961	5.408	2.130	(3.499)
Distributions
Dividends from Net Investment Income	(.495)	(.362)	(.138)	(.031)
Distributions from Realized Capital Gains	(1.456)	(.286)	(.012)	—
Total Distributions	(1.951)	(.648)	(.150)	(.031)
Net Asset Value, End of Period	$31.22	$28.21	$23.45	$21.47
Total Return[3]	19.00%	23.36%	9.94%	-14.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,635	$1,280	$796	$311
Ratio of Total Expenses to Average Net Assets	0.42%[4,5]	0.40%[4,5]	0.42%[5]	0.40%[6]
Ratio of Net Investment Income to Average Net Assets	2.04%	2.18%	1.84%	1.45%[6]
Portfolio Turnover Rate	68%	59%	50%	56%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.42% and 0.40%.
5	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, and 0.02%.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Advice Select Global Value Fund
Notes to Financial Statements
Vanguard Advice Select Global Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facility or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the
8

Advice Select Global Value Fund
securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Value Index for the preceding three years. For the year ended October 31, 2025, the investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a net increase of $294,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $39,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2025, these arrangements reduced the fund’s expenses by $6,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	904,238	—	—	904,238
Common Stocks—Other	152,664	559,137	—	711,801
Temporary Cash Investments	14,702	—	—	14,702
Total	1,071,604	559,137	—	1,630,741
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	9,168
Total Distributable Earnings (Loss)	(9,168)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized
9

Advice Select Global Value Fund
gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	111,495
Undistributed Long-Term Gains	4,141
Net Unrealized Gains (Losses)	222,200
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(420)
Total	337,416
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	47,316	23,339
Long-Term Capital Gains	41,769	—
Total	89,085	23,339
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,408,465
Gross Unrealized Appreciation	280,028
Gross Unrealized Depreciation	(57,752)
Net Unrealized Appreciation (Depreciation)	222,276
G.  During the year ended October 31, 2025, the fund purchased $1,065,369,000 of investment securities and sold $944,533,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2025, such purchases were $14,520,000 and sales were $2,093,000, resulting in net realized gain of $382,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	15,621	19,061
Issued in Lieu of Cash Distributions	2,079	636
Redeemed	(10,696)	(8,256)
Net Increase (Decrease) in Shares Outstanding	7,004	11,441
I.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s
10

Advice Select Global Value Fund
daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
11

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Global Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Global Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the three years in the period ended October 31, 2025 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
12

Tax information (unaudited)
For corporate shareholders, 24.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $24,111,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $321,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $42,089,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q44360 122025
13

Financial Statements
For the year ended October 31, 2025
Vanguard International Explorer™ Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	18
Tax information	19

International Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.7%)
Australia (5.3%)
	Stockland	2,072,873	8,570
	Charter Hall Group	460,435	6,762
*	Sandfire Resources Ltd.	628,435	6,656
	Challenger Ltd.	1,036,773	6,311
	Cochlear Ltd.	29,655	5,568
*	Xero Ltd.	53,346	5,047
	CAR Group Ltd.	209,014	4,880
*	Genesis Minerals Ltd.	1,179,693	4,488
	Iluka Resources Ltd.	909,976	4,114
	ASX Ltd.	102,999	3,800
	Liberty Financial Group Ltd.	1,094,968	2,954
*	Judo Capital Holdings Ltd.	2,587,004	2,856
*	NEXTDC Ltd.	266,651	2,741
*	James Hardie Industries plc	120,016	2,528
*	Pilbara Minerals Ltd.	1,157,557	2,491
	Deterra Royalties Ltd.	755,726	2,015
	Orora Ltd.	1,298,843	1,709
*	SiteMinder Ltd.	366,190	1,700
*	Lynas Rare Earths Ltd.	115,694	1,153
*	Nufarm Ltd.	426,008	579
			76,922
Austria (1.8%)
[1]	BAWAG Group AG	109,183	14,110
	DO & CO AG	32,207	7,683
	Wienerberger AG	136,913	4,064
*	Addiko Bank AG	23,083	561
			26,418
Belgium (1.6%)
	VGP NV	60,614	7,002
	Elia Group SA/NV Class B	37,946	4,574
	KBC Ancora	52,190	4,107
	Warehouses De Pauw CVA	160,953	4,087
	D'ieteren Group	14,310	2,614
	Aedifica SA	11,874	867
			23,251
Brazil (1.5%)
	TOTVS SA	1,002,629	8,269
	Rumo SA	2,273,705	6,728
	TIM SA	1,274,166	5,753
*,1	Hapvida Participacoes e Investimentos SA	137,371	799
			21,549
Canada (3.3%)
*	NGEx Minerals Ltd.	825,614	13,451
*	IMAX Corp.	150,863	4,902
*	Faraday Copper Corp.	2,929,566	4,700
*	Montage Gold Corp.	913,148	4,531
*	Collective Mining Ltd.	296,168	3,379
[2]	Alphamin Resources Corp.	3,361,199	2,564
*	Marimaca Copper Corp.	317,903	2,473
*	NuVista Energy Ltd.	184,496	2,194
	Birchcliff Energy Ltd.	445,320	2,076
*,2	Canada Goose Holdings Inc.	143,979	2,005
	PrairieSky Royalty Ltd.	92,404	1,659
*	Advantage Energy Ltd.	191,456	1,519
	Topaz Energy Corp.	65,050	1,155
	Methanex Corp.	26,868	1,057
	Peyto Exploration & Development Corp.	47,149	687
1

International Explorer Fund
		Shares	Market Value• ($000)
*,3	LunR Royalties Corp.	206,403	212
			48,564
China (1.6%)
	Huaming Power Equipment Co. Ltd. Class A	1,070,150	3,926
	ENN Energy Holdings Ltd.	440,900	3,842
*,2	Zai Lab Ltd. ADR	133,768	3,495
	Tongcheng Travel Holdings Ltd.	1,138,000	3,132
[1]	BOC Aviation Ltd.	234,381	2,054
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,801,469	1,961
[1]	Hangzhou Tigermed Consulting Co. Ltd. Class H	323,800	1,938
	Kanzhun Ltd. ADR	64,749	1,435
*	Pony AI Inc. ADR	54,533	1,019
	Minth Group Ltd.	150,493	668
	Zhongsheng Group Holdings Ltd.	220,035	347
			23,817
Denmark (1.9%)
	FLSmidth & Co. A/S	96,527	7,517
	Royal Unibrew A/S	61,943	4,682
*	Ascendis Pharma A/S ADR	19,714	3,974
*	ALK-Abello A/S Class B	120,106	3,962
	Ringkjoebing Landbobank A/S	16,108	3,643
	Chemometec A/S	20,683	2,528
	Alm Brand A/S	314,541	885
*,3	OW Bunker A/S	1,000,000	—
			27,191
Finland (0.9%)
	Konecranes OYJ	92,161	9,097
	Kemira OYJ	157,289	3,462
			12,559
France (2.4%)
	JCDecaux SE	355,613	6,470
[1]	Ayvens SA	479,067	6,391
	Nexans SA	39,039	5,497
*,2	Medincell SA	114,396	5,076
	Trigano SA	28,494	4,742
	Valeo SE	184,320	2,548
	Gaztransport Et Technigaz SA	9,928	1,966
	Kaufman & Broad SA	48,404	1,629
	Technip Energies NV	13,273	539
			34,858
Germany (2.0%)
	CTS Eventim AG & Co. KGaA	98,434	8,819
	United Internet AG (Registered)	186,929	5,771
	Schott Pharma AG & Co. KGaA	183,128	4,112
*	Immatics NV	290,372	2,959
*	Aumovio SE	56,839	2,443
	Hensoldt AG	22,710	2,421
	Stabilus SE	68,792	1,727
	Bertrandt AG	17,863	412
			28,664
Greece (0.5%)
	Hellenic Telecommunications Organization SA	281,044	5,277
	Alpha Bank SA	551,675	2,163
			7,440
Hong Kong (1.6%)
	Kerry Properties Ltd.	1,475,500	3,719
	Dah Sing Financial Holdings Ltd.	785,932	3,634
	Stella International Holdings Ltd.	1,630,855	3,467
	Hysan Development Co. Ltd.	1,618,858	3,354
	Techtronic Industries Co. Ltd.	234,500	2,735
	SUNeVision Holdings Ltd.	2,388,121	1,855
[1]	Crystal International Group Ltd.	1,948,500	1,708
	Dah Sing Banking Group Ltd.	1,178,000	1,668
	Fortune REIT	1,548,000	1,000
			23,140
India (1.2%)
	Apollo Hospitals Enterprise Ltd.	94,810	8,205
2

International Explorer Fund
		Shares	Market Value• ($000)
	Oberoi Realty Ltd.	342,928	6,866
*	MakeMyTrip Ltd.	27,485	2,199
	Ashok Leyland Ltd.	482,076	767
*	PB Fintech Ltd.	3,373	68
			18,105
Ireland (0.5%)
	Bank of Ireland Group plc	348,846	5,712
	Irish Residential Properties REIT plc	2,073,689	2,217
			7,929
Israel (4.2%)
*	Fiverr International Ltd.	317,154	7,180
*	Tower Semiconductor Ltd.	84,255	7,176
*	SimilarWeb Ltd.	837,885	7,164
*	Cellebrite DI Ltd.	406,154	6,929
*	Nova Ltd.	19,410	6,689
	Melisron Ltd.	50,068	6,517
*,2	Camtek Ltd.	52,472	6,497
	First International Bank of Israel Ltd.	61,558	4,427
*	Oddity Tech Ltd. Class A	69,514	3,146
	Sapiens International Corp. NV	67,955	2,926
	Phoenix Financial Ltd.	54,514	2,099
			60,750
Italy (3.1%)
[2]	Italgas SpA	954,504	10,015
[1]	Technogym SpA	464,190	8,408
	Moncler SpA	95,476	5,727
	Reply SpA	31,157	4,373
	De' Longhi SpA	114,439	4,177
*	Technoprobe SpA	384,017	4,156
*,1	BFF Bank SpA	327,161	3,949
	Saipem SpA	571,102	1,489
	Azimut Holding SpA	33,608	1,315
[2]	Brunello Cucinelli SpA	7,067	716
[2]	Eurogroup Laminations SpA	27,931	113
			44,438
Japan (28.8%)
	Kokusai Electric Corp.	306,900	11,215
	Mebuki Financial Group Inc.	1,786,468	11,147
	MISUMI Group Inc.	630,087	9,824
	Kyushu Electric Power Co. Inc.	965,679	9,477
	Daifuku Co. Ltd.	276,100	8,801
	Nabtesco Corp.	349,987	8,767
	Nippon Densetsu Kogyo Co. Ltd.	465,100	8,677
	GMO Payment Gateway Inc.	156,183	8,520
	MEC Co. Ltd.	286,518	8,452
	Nippon Gas Co. Ltd.	434,000	8,308
	Penta-Ocean Construction Co. Ltd.	901,090	8,249
	KOMEDA Holdings Co. Ltd.	436,400	8,222
	Nishi-Nippon Financial Holdings Inc.	478,900	8,184
	OBIC Business Consultants Co. Ltd.	142,600	8,161
	Japan Elevator Service Holdings Co. Ltd.	681,300	8,020
	Shimamura Co. Ltd.	123,656	7,972
	Yokohama Financial Group Inc.	1,080,000	7,845
	Resonac Holdings Corp.	201,116	7,835
	Tokyu Fudosan Holdings Corp.	950,895	7,663
	Sega Sammy Holdings Inc.	411,783	7,619
	Resorttrust Inc.	646,026	7,613
	Ibiden Co. Ltd.	80,100	7,539
	Kobe Bussan Co. Ltd.	313,100	7,265
	Galilei Co. Ltd.	306,900	7,139
	Aica Kogyo Co. Ltd.	299,100	7,044
	Ai Holdings Corp.	399,000	6,931
	Mani Inc.	713,400	6,825
	Kissei Pharmaceutical Co. Ltd.	257,100	6,714
	Seria Co. Ltd.	350,800	6,680
	Canon Marketing Japan Inc.	157,888	6,575
	MonotaRO Co. Ltd.	465,400	6,493
	FP Corp.	391,891	6,368
3

International Explorer Fund
		Shares	Market Value• ($000)
	Maruwa Co. Ltd.	21,454	6,066
	Sumitomo Forestry Co. Ltd.	581,400	6,048
	Miura Co. Ltd.	310,600	6,014
	NOF Corp.	313,900	5,586
	ABC-Mart Inc.	325,067	5,569
*	Rakuten Bank Ltd.	100,692	5,527
	Ulvac Inc.	118,625	5,381
	Digital Garage Inc.	226,300	4,834
	Nissan Chemical Corp.	139,453	4,712
	Harmonic Drive Systems Inc.	239,900	4,417
	M3 Inc.	315,148	4,417
	SBI Holdings Inc.	96,900	4,330
	Tokyotokeiba Co. Ltd.	119,360	4,280
	PALTAC Corp.	138,157	4,075
	Katitas Co. Ltd.	249,651	4,059
	and ST HD Co. Ltd.	235,452	3,973
	Kyoto Financial Group Inc.	193,271	3,915
	Toyo Suisan Kaisha Ltd.	52,782	3,826
	Trusco Nakayama Corp.	242,500	3,823
	Japan Real Estate Investment Corp.	4,401	3,630
	ASKUL Corp.	378,554	3,442
	Rorze Corp.	233,900	3,257
	Marui Group Co. Ltd.	166,219	3,188
	Lasertec Corp.	15,600	3,167
	Hachijuni Bank Ltd.	286,851	2,889
	Ebara Corp.	103,700	2,765
	Japan Steel Works Ltd.	42,186	2,763
	Nifco Inc.	95,189	2,759
	Asahi Intecc Co. Ltd.	173,155	2,746
	Tokyo Seimitsu Co. Ltd.	38,634	2,658
	eGuarantee Inc.	255,093	2,631
	Persol Holdings Co. Ltd.	1,550,578	2,572
	Nichias Corp.	64,838	2,419
	Japan Airport Terminal Co. Ltd.	74,278	2,308
	Lixil Corp.	199,800	2,214
	Mitsubishi Gas Chemical Co. Inc.	115,542	2,138
	en Inc.	211,966	2,138
	Koito Manufacturing Co. Ltd.	141,744	2,111
*	Visional Inc.	29,640	2,058
*	Sansan Inc.	164,388	1,939
*	Nxera Pharma Co. Ltd.	319,084	1,856
[2]	NS Solutions Corp.	63,168	1,592
	Sinfonia Technology Co. Ltd.	21,797	1,500
	Rohto Pharmaceutical Co. Ltd.	96,487	1,497
	Shimadzu Corp.	53,400	1,436
	Kansai Paint Co. Ltd.	75,646	1,214
	Yaskawa Electric Corp.	41,600	1,141
	KH Neochem Co. Ltd.	62,100	1,111
	OKUMA Corp.	49,300	1,098
	Sumitomo Rubber Industries Ltd.	93,284	1,092
	Relo Group Inc.	100,024	1,077
	Air Water Inc.	64,714	904
	BayCurrent Inc.	14,900	683
	Tochigi Bank Ltd.	10,500	37
			419,026
Mexico (0.2%)
	Grupo Aeroportuario del Sureste SAB de CV Class B	92,644	2,803
Netherlands (2.6%)
	Arcadis NV	354,813	16,945
	Koninklijke Vopak NV	129,235	5,857
	Allfunds Group plc	488,894	3,716
	BE Semiconductor Industries NV	18,660	3,181
*	Merus NV	33,057	3,136
*	Pharvaris NV	132,852	2,952
	Wereldhave NV	118,478	2,516
			38,303
New Zealand (0.4%)
	Fisher & Paykel Healthcare Corp. Ltd.	237,893	5,020
4

International Explorer Fund
		Shares	Market Value• ($000)
Norway (0.9%)
[1]	Europris ASA	477,786	4,120
	Borregaard ASA	201,433	3,815
	Storebrand ASA	213,864	3,314
	Subsea 7 SA	81,478	1,488
	DOF Group ASA	102,338	917
			13,654
Other (0.5%)
[2]	iShares MSCI EAFE Small-Cap ETF	101,580	7,741
Poland (1.1%)
*,1	Dino Polska SA	551,285	6,585
*	KGHM Polska Miedz SA	80,691	4,233
	Grupa Pracuj SA	191,758	2,942
	Alior Bank SA	70,105	1,953
			15,713
Singapore (0.2%)
	Keppel DC REIT	1,942,797	3,565
Slovenia (0.3%)
	Nova Ljubljanska Banka dd GDR	90,336	3,624
South Africa (0.3%)
	Harmony Gold Mining Co. Ltd.	244,692	4,071
Spain (2.0%)
	Fluidra SA	248,277	7,186
	Bankinter SA	396,797	5,981
	Logista Integral SA	150,713	5,023
	Almirall SA	287,181	4,133
	Merlin Properties Socimi SA	263,223	4,101
	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,388,016	1,840
[1]	Unicaja Banco SA	463,852	1,252
			29,516
Sweden (3.8%)
	Nordnet AB publ	289,427	8,357
	INVISIO AB	207,555	6,600
[1]	Thule Group AB	237,720	6,091
	AddTech AB Class B	162,113	5,462
	Castellum AB	458,236	5,211
	Cibus Nordic Real Estate AB publ	238,110	4,127
*	NOBA Bank Group AB	308,362	3,106
	Hemnet Group AB	141,181	3,081
*	Haypp Group AB	188,042	3,051
	Bufab AB	270,131	2,969
	Billerud Aktiebolag	270,176	2,500
*,1	BoneSupport Holding AB	86,506	2,010
*	Camurus AB	27,982	1,841
*	Cint Group AB	2,201,090	836
			55,242
Switzerland (3.4%)
	Ypsomed Holding AG (Registered)	21,390	8,399
	Sulzer AG (Registered)	40,363	6,745
	Kardex Holding AG (Registered)	16,964	6,381
	Bachem Holding AG	86,350	6,265
*,1	Montana Aerospace AG	115,317	4,572
*	Siegfried Holding AG (Registered)	42,721	4,121
	SKAN Group AG	51,071	3,337
*,1	Sensirion Holding AG	44,637	3,199
	Emmi AG (Registered)	2,738	2,433
	PSP Swiss Property AG (Registered)	11,861	2,051
*,2	Oculis Holding AG	105,659	2,037
			49,540
Taiwan (3.0%)
	Chroma ATE Inc.	455,753	12,067
	ASPEED Technology Inc.	40,674	7,213
	Voltronic Power Technology Corp.	144,252	5,651
	Unimicron Technology Corp.	757,921	3,994
5

International Explorer Fund
		Shares	Market Value• ($000)
	Nien Made Enterprise Co. Ltd.	314,000	3,762
	E Ink Holdings Inc.	500,000	3,435
	Sinbon Electronics Co. Ltd.	501,000	3,434
	Sporton International Inc.	417,000	2,425
	Airtac International Group	74,599	2,200
			44,181
Thailand (0.2%)
	Bumrungrad Hospital PCL (Foreign)	547,200	2,905
United Kingdom (15.6%)
	Rotork plc	3,027,649	13,630
	Currys plc	5,930,702	10,947
	Hammerson plc	2,622,665	10,524
	Halma plc	184,193	8,583
	Cranswick plc	131,976	8,562
*	SigmaRoc plc	4,859,948	7,380
	IMI plc	225,966	7,104
	Telecom Plus plc	302,192	7,049
	Hill & Smith plc	244,123	6,908
	Softcat plc	320,822	6,760
	Weir Group plc	173,328	6,747
	Diploma plc	85,592	6,314
	4imprint Group plc	136,444	5,975
	Marks & Spencer Group plc	1,114,842	5,826
	Genuit Group plc	1,172,453	5,700
	Games Workshop Group plc	26,593	5,569
	Babcock International Group plc	341,287	5,450
*,1	Trainline plc	1,645,515	5,432
	Baltic Classifieds Group plc	1,392,659	5,401
	Bellway plc	153,257	5,289
	Rightmove plc	579,542	5,089
	easyJet plc	792,751	5,047
	British Land Co. plc	949,318	4,741
	Fevertree Drinks plc	422,284	4,628
	Bank of Cyprus Holdings plc	470,079	4,326
*	Wise plc Class A	333,237	4,238
	Volution Group plc	482,997	4,171
	Beazley plc	324,738	3,973
	Inchcape plc	385,735	3,871
	QinetiQ Group plc	578,617	3,654
	Hiscox Ltd.	192,750	3,485
	Genus plc	95,295	3,083
	Elementis plc	1,417,356	3,064
	ICG plc	111,685	2,837
	Tate & Lyle plc	557,999	2,833
[2]	Pennon Group plc	411,449	2,804
*,1	Shawbrook Group plc	532,141	2,733
	Land Securities Group plc	332,433	2,717
*	Immunocore Holdings plc ADR	71,851	2,378
	St. James's Place plc	126,891	2,165
	JET2 plc	100,256	1,751
	Kingfisher plc	421,306	1,709
*,1	Boku Inc.	517,396	1,598
	Senior plc	615,293	1,541
[1]	Auto Trader Group plc	77,942	800
	BP Marsh & Partners plc	90,183	789
	Howden Joinery Group plc	53,265	605
	Marshalls plc	249,410	553
*	Synthomer plc	360,097	254
			226,587
Total Common Stocks (Cost $1,155,877)			1,407,086
Temporary Cash Investments (3.6%)
Money Market Fund (3.1%)
[4,5]	Vanguard Market Liquidity Fund, 4.141%	452,485	45,248
6

International Explorer Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.5%)
Goldman Sachs & Co. 4.160%, 11/3/2025 (Dated 10/31/2025, Repurchase Value $7,002, collateralized by U.S. Government Agency Obligations 3.000%–5.500%, 6/1/2036–5/20/2055, with a value of $7,140)	7,000	7,000
Total Temporary Cash Investments (Cost $52,231)		52,248
Total Investments (100.3%) (Cost $1,208,108)		1,459,334
Other Assets and Liabilities—Net (-0.3%)		(4,428)
Net Assets (100%)		1,454,906
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the aggregate value was $77,749, representing 5.3% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,675.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $14,151 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
7

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2025	108	15,158	128
MSCI Emerging Markets Index	December 2025	96	6,757	228
				356

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	12/17/2025	INR	48,828	USD	552	—	(3)
State Street Bank & Trust Co.	12/17/2025	USD	272	EUR	230	6	—
Barclays Bank plc	12/17/2025	USD	1,124	SEK	10,482	17	—
Bank of Montreal	12/17/2025	USD	232	SEK	2,175	2	—
						25	(3)

EUR—euro.
INR—Indian rupee.
SEK—Swedish krona.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
8

International Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,162,877)	1,414,086
Affiliated Issuers (Cost $45,231)	45,248
Total Investments in Securities	1,459,334
Investment in Vanguard	37
Cash	109
Foreign Currency, at Value (Cost $884)	879
Cash Collateral Pledged—Futures Contracts	700
Receivables for Investment Securities Sold	19,067
Receivables for Accrued Income	7,043
Receivables for Capital Shares Issued	111
Unrealized Appreciation—Forward Currency Contracts	25
Total Assets	1,487,305
Liabilities
Payables for Investment Securities Purchased	15,720
Collateral for Securities on Loan	14,151
Payables for Capital Shares Redeemed	713
Payables to Investment Advisor	917
Payables to Vanguard	232
Variation Margin Payable—Futures Contracts	57
Unrealized Depreciation—Forward Currency Contracts	3
Deferred Foreign Capital Gains Taxes	606
Total Liabilities	32,399
Net Assets	1,454,906
1 Includes $13,675 of securities on loan.
At October 31, 2025, net assets consisted of:

Paid-in Capital	1,181,416
Total Distributable Earnings (Loss)	273,490
Net Assets	1,454,906

Net Assets
Applicable to 70,961,105 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,454,906
Net Asset Value Per Share	$20.50
See accompanying Notes, which are an integral part of the Financial Statements.
9

International Explorer Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends[1]	35,461
Interest[2]	1,748
Securities Lending—Net	485
Total Income	37,694
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,764
Performance Adjustment	(81)
The Vanguard Group—Note C
Management and Administrative	2,103
Marketing and Distribution	46
Custodian Fees	191
Auditing Fees	37
Shareholders' Reports and Proxy Fees	29
Trustees’ Fees and Expenses	1
Other Expenses	72
Total Expenses	6,162
Net Investment Income	31,532
Realized Net Gain (Loss)
Investment Securities Sold[2]	127,386
Futures Contracts	2,458
Forward Currency Contracts	(190)
Foreign Currencies	314
Realized Net Gain (Loss)	129,968
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	100,020
Futures Contracts	1,381
Forward Currency Contracts	(7)
Foreign Currencies	323
Change in Unrealized Appreciation (Depreciation)	101,717
Net Increase (Decrease) in Net Assets Resulting from Operations	263,217
1	Dividends are net of foreign withholding taxes of $3,080.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,462, $3, and $3, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($106).
See accompanying Notes, which are an integral part of the Financial Statements.
10

International Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,532	27,048
Realized Net Gain (Loss)	129,968	41,718
Change in Unrealized Appreciation (Depreciation)	101,717	218,865
Net Increase (Decrease) in Net Assets Resulting from Operations	263,217	287,631
Distributions
Total Distributions	(51,395)	(35,779)
Capital Share Transactions
Issued	111,742	81,565
Issued in Lieu of Cash Distributions	42,366	29,830
Redeemed	(267,441)	(285,304)
Net Increase (Decrease) from Capital Share Transactions	(113,333)	(173,909)
Total Increase (Decrease)	98,489	77,943
Net Assets
Beginning of Period	1,356,417	1,278,474
End of Period	1,454,906	1,356,417
See accompanying Notes, which are an integral part of the Financial Statements.
11

International Explorer Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$17.59	$14.64	$13.87	$22.70	$16.90
Investment Operations
Net Investment Income[1]	.427	.330	.322	.337	.280
Net Realized and Unrealized Gain (Loss) on Investments	3.166	3.041	.712	(8.145)	5.736
Total from Investment Operations	3.593	3.371	1.034	(7.808)	6.016
Distributions
Dividends from Net Investment Income	(.683)	(.421)	(.264)	(.487)	(.216)
Distributions from Realized Capital Gains	—	—	—	(.535)	—
Total Distributions	(.683)	(.421)	(.264)	(1.022)	(.216)
Net Asset Value, End of Period	$20.50	$17.59	$14.64	$13.87	$22.70
Total Return[2]	21.41%	23.22%	7.41%	-35.83%	35.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,455	$1,356	$1,278	$1,447	$2,815
Ratio of Total Expenses to Average Net Assets[3]	0.46%	0.44%	0.52%	0.41%[4]	0.40%
Ratio of Net Investment Income to Average Net Assets	2.33%	1.93%	2.00%	1.94%	1.30%
Portfolio Turnover Rate	92%	48%	46%	60%	51%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.01%, (0.06%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.41%.
See accompanying Notes, which are an integral part of the Financial Statements.
12

International Explorer Fund
Notes to Financial Statements
Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2025, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the
13

International Explorer Fund
value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2025, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  The investment advisory firms Wellington Management Company llp and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI EAFE Small Cap Index for the preceding three years. Until February 2025, a portion of the fund was managed by Baillie Gifford Overseas Ltd. The basic fee paid to Baillie Gifford Overseas Ltd. was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US Small-Cap Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
14

International Explorer Fund
For the year ended October 31, 2025, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.28% of the fund’s average net assets, before a net decrease of $81,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $37,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	72,704	—	212	72,916
Common Stocks—Other	89,314	1,244,856	—	1,334,170
Temporary Cash Investments	45,248	7,000	—	52,248
Total	207,266	1,251,856	212	1,459,334

Derivative Financial Instruments
Assets
Futures Contracts[1]	356	—	—	356
Forward Currency Contracts	—	25	—	25
Total	356	25	—	381
Liabilities
Forward Currency Contracts	—	(3)	—	(3)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At October 31, 2025, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	356	—	356
Unrealized Appreciation—Forward Currency Contracts	—	25	25
Total Assets	356	25	381

Unrealized Depreciation—Forward Currency Contracts	—	(3)	(3)
Total Liabilities	—	(3)	(3)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
15

International Explorer Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2025, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	2,458	—	2,458
Forward Currency Contracts	—	(190)	(190)
Realized Net Gain (Loss) on Derivatives	2,458	(190)	2,268

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,381	—	1,381
Forward Currency Contracts	—	(7)	(7)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,381	(7)	1,374
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	55,360
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	220,137
Capital Loss Carryforwards	(2,581)
Qualified Late-Year Losses	—
Other Temporary Differences	574
Total	273,490
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	51,395	35,779
Long-Term Capital Gains	—	—
Total	51,395	35,779
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,238,776
Gross Unrealized Appreciation	309,025
Gross Unrealized Depreciation	(88,467)
Net Unrealized Appreciation (Depreciation)	220,558
G.  During the year ended October 31, 2025, the fund purchased $1,201,943,000 of investment securities and sold $1,327,793,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2025, such purchases were $1,933,000 and sales were $5,830,000, resulting in net realized gain of $589,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
16

International Explorer Fund
H.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2025 Shares (000)	2024 Shares (000)
Issued	6,080	4,751
Issued in Lieu of Cash Distributions	2,588	1,811
Redeemed	(14,827)	(16,758)
Net Increase (Decrease) in Shares Outstanding	(6,159)	(10,196)
I.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
The fund hereby designates $25,925,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $774,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $38,272,000 and foreign taxes paid of $2,411,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q1260 122025
19

Financial Statements
For the year ended October 31, 2025
Vanguard High Dividend Yield Index Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	21
Tax information	22

High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (1.9%)
	Newmont Corp.	4,304,730	348,554
	Air Products and Chemicals Inc.	870,358	211,140
	Fastenal Co.	4,498,274	185,104
	Nucor Corp.	900,075	135,056
	International Paper Co.	2,054,507	79,386
	International Flavors & Fragrances Inc.	1,003,460	63,188
	Reliance Inc.	206,679	58,372
	Avery Dennison Corp.	304,741	53,296
	CF Industries Holdings Inc.	631,732	52,617
	LyondellBasell Industries NV Class A	1,002,567	46,539
	Albemarle Corp.	460,070	45,193
	Southern Copper Corp.	323,225	44,864
	Mosaic Co.	1,235,322	33,910
*	Solstice Advanced Materials Inc.	622,345	28,049
	Eastman Chemical Co.	451,623	26,881
	Timken Co.	244,569	19,201
	NewMarket Corp.	23,159	17,784
	Sensient Technologies Corp.	163,742	15,439
	Cabot Corp.	210,011	14,171
	Avient Corp.	355,929	11,415
	Olin Corp.	448,900	9,292
	Scotts Miracle-Gro Co.	170,792	9,141
	Westlake Corp.	130,777	8,999
	Ashland Inc.	178,239	8,716
	Chemours Co.	583,831	7,817
	FMC Corp.	485,486	7,365
	Innospec Inc.	97,587	7,180
	Kaiser Aluminum Corp.	62,510	5,659
	Sylvamo Corp.	132,877	5,395
	Huntsman Corp.	644,249	5,334
	Worthington Steel Inc.	127,130	4,067
	Stepan Co.	83,298	3,611
			1,572,735
Consumer Discretionary (9.8%)
	Walmart Inc.	17,046,951	1,724,810
	Home Depot Inc.	3,901,227	1,480,867
	McDonald's Corp.	2,800,950	835,887
	Lowe's Cos. Inc.	2,196,061	522,948
	Starbucks Corp.	4,456,639	360,408
	NIKE Inc. Class B	4,533,455	292,816
	Ford Motor Co.	15,296,889	200,848
	Target Corp.	1,781,071	165,141
	Yum! Brands Inc.	1,092,135	150,944
	eBay Inc.	1,804,508	146,725
	Garmin Ltd.	638,489	136,598
	Tractor Supply Co.	2,083,308	112,728
	Lennar Corp. Class A	902,472	111,699
	Williams-Sonoma Inc.	464,246	90,222
	Tapestry Inc.	810,590	89,019
	Estee Lauder Cos. Inc. Class A	915,179	88,489
	Dollar General Corp.	861,004	84,947
	Darden Restaurants Inc.	457,492	82,417
	Las Vegas Sands Corp.	1,218,227	72,302
	Genuine Parts Co.	543,297	69,167
	Best Buy Co. Inc.	757,267	62,202
	Omnicom Group Inc.	757,210	56,806
	Southwest Airlines Co.	1,844,668	55,893
	Dick's Sporting Goods Inc.	247,840	54,884
	Fox Corp. Class A	835,839	54,037

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Ralph Lauren Corp.	148,696	47,532
	Hasbro Inc.	517,326	39,477
	Interpublic Group of Cos. Inc.	1,445,865	37,101
	BorgWarner Inc.	852,653	36,630
	Autoliv Inc.	300,819	35,136
	Fox Corp. Class B	578,761	33,805
	LKQ Corp.	1,007,466	32,199
	H&R Block Inc.	519,037	25,817
	Lear Corp.	209,333	21,907
	Nexstar Media Group Inc. Class A	110,917	21,710
	Wyndham Hotels & Resorts Inc.	293,304	21,537
	Gentex Corp.	888,765	20,842
	Vail Resorts Inc.	140,322	20,814
	Thor Industries Inc.	199,295	20,796
	Macy's Inc.	1,056,043	20,582
	Gap Inc.	900,392	20,574
	Bath & Body Works Inc.	833,816	20,412
	VF Corp.	1,374,328	19,296
	Meritage Homes Corp.	275,374	18,604
	Kontoor Brands Inc.	213,368	17,266
	Sirius XM Holdings Inc.	742,888	16,113
	Signet Jewelers Ltd.	155,799	15,401
	Travel + Leisure Co.	240,842	15,120
[1]	Whirlpool Corp.	209,874	15,033
	Polaris Inc.	206,280	13,635
	TEGNA Inc.	623,240	12,259
	Harley-Davidson Inc.	429,032	11,575
	Penske Automotive Group Inc.	72,288	11,571
	Advance Auto Parts Inc.	232,517	10,959
	American Eagle Outfitters Inc.	629,575	10,520
	Dana Inc.	512,959	10,413
	Red Rock Resorts Inc. Class A	189,130	10,083
	LCI Industries	95,279	9,860
	Steven Madden Ltd.	279,669	9,484
[1]	Cheesecake Factory Inc.	179,738	8,951
	Phinia Inc.	148,600	7,714
	HNI Corp.	176,748	7,233
	Brightstar Lottery plc	433,665	7,225
	Marriott Vacations Worldwide Corp.	107,391	7,086
	Dillard's Inc. Class A	11,604	6,963
	Strategic Education Inc.	90,102	6,846
	Worthington Enterprises Inc.	121,836	6,834
	Buckle Inc.	122,121	6,692
	Papa John's International Inc.	126,438	6,424
	Interparfums Inc.	71,210	6,348
	John Wiley & Sons Inc. Class A	159,120	5,867
	Newell Brands Inc.	1,632,071	5,549
	Wendy's Co.	638,336	5,451
	La-Z-Boy Inc.	161,276	5,112
	Leggett & Platt Inc.	518,085	4,839
	PROG Holdings Inc.	154,984	4,484
	MillerKnoll Inc.	263,012	4,108
	Upbound Group Inc.	205,010	3,973
[1]	Cracker Barrel Old Country Store Inc.	86,005	2,898
	Lennar Corp. Class B	9,142	1,079
			7,928,543
Consumer Staples (8.9%)
	Procter & Gamble Co.	9,203,666	1,383,955
	Coca-Cola Co.	15,237,477	1,049,862
	Philip Morris International Inc.	6,104,529	881,067
	PepsiCo Inc.	5,369,278	784,398
	CVS Health Corp.	4,907,170	383,495
	Altria Group Inc.	6,609,310	372,633
	Mondelez International Inc. Class A	5,076,548	291,698
	Colgate-Palmolive Co.	3,150,466	242,743
	Kimberly-Clark Corp.	1,301,799	155,838
	Kroger Co.	2,375,708	151,166
	Sysco Corp.	1,900,667	141,182
	Keurig Dr Pepper Inc.	5,074,597	137,826

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Archer-Daniels-Midland Co.	1,873,181	113,384
Kenvue Inc.	7,441,120	106,929
General Mills Inc.	2,147,053	100,074
Hershey Co.	571,019	96,862
Kellanova	1,089,075	90,459
Kraft Heinz Co.	3,346,443	82,757
Constellation Brands Inc. Class A	565,799	74,335
McCormick & Co. Inc. (Non-Voting)	991,584	63,620
Tyson Foods Inc. Class A	1,095,804	56,335
Bunge Global SA	528,194	49,967
Clorox Co.	379,836	42,716
J M Smucker Co.	405,756	42,016
Lamb Weston Holdings Inc.	527,017	32,533
Conagra Brands Inc.	1,865,849	32,074
Ingredion Inc.	250,003	28,853
Molson Coors Beverage Co. Class B	658,506	28,790
Albertsons Cos. Inc. Class A	1,575,635	27,873
Hormel Foods Corp.	1,132,123	24,443
Campbell's Co.	759,236	22,876
Brown-Forman Corp. Class B	577,949	15,738
Cal-Maine Foods Inc.	178,046	15,632
Marzetti Co.	77,752	12,191
Flowers Foods Inc.	729,157	8,699
Energizer Holdings Inc.	256,185	5,951
Nomad Foods Ltd.	485,344	5,484
Reynolds Consumer Products Inc.	213,093	5,208
J & J Snack Foods Corp.	60,114	5,089
Spectrum Brands Holdings Inc.	91,363	4,923
Universal Corp.	93,635	4,745
Fresh Del Monte Produce Inc.	128,912	4,557
Weis Markets Inc.	64,080	4,059
Edgewell Personal Care Co.	180,848	3,507
		7,188,542
Energy (8.4%)
Exxon Mobil Corp.	16,978,395	1,941,649
Chevron Corp.	7,525,583	1,186,935
ConocoPhillips	4,959,655	440,715
Williams Cos. Inc.	4,771,544	276,129
Marathon Petroleum Corp.	1,204,172	234,705
EOG Resources Inc.	2,141,003	226,604
Phillips 66	1,597,593	217,496
SLB Ltd.	5,875,864	211,884
Valero Energy Corp.	1,223,296	207,422
Kinder Morgan Inc.	7,620,518	199,581
Baker Hughes Co.	3,886,551	188,148
ONEOK Inc.	2,448,145	164,026
EQT Corp.	2,435,761	130,508
Targa Resources Corp.	841,492	129,623
Occidental Petroleum Corp.	2,764,192	113,885
Diamondback Energy Inc.	747,328	107,010
Halliburton Co.	3,360,276	90,190
Expand Energy Corp.	861,357	88,987
Devon Energy Corp.	2,435,468	79,128
Coterra Energy Inc.	2,954,535	69,904
DT Midstream Inc.	398,001	43,577
Ovintiv Inc.	1,004,125	37,665
Permian Resources Corp.	2,645,881	33,232
Range Resources Corp.	924,172	32,854
HF Sinclair Corp.	625,729	32,288
APA Corp.	1,388,731	31,455
Viper Energy Inc. Class A	660,617	24,813
Antero Midstream Corp.	1,309,340	22,586
NOV Inc.	1,460,729	21,327
Weatherford International plc	279,054	20,563
Chord Energy Corp.	224,658	20,381
Matador Resources Co.	457,006	18,033
Magnolia Oil & Gas Corp. Class A	724,354	16,269
Archrock Inc.	640,868	16,195
Core Natural Resources Inc.	201,673	15,932

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Golar LNG Ltd.	387,274	15,898
Murphy Oil Corp.	523,487	14,815
Noble Corp. plc	489,216	14,359
Peabody Energy Corp.	474,179	13,002
California Resources Corp.	262,055	12,361
PBF Energy Inc. Class A	324,916	11,102
Liberty Energy Inc. Class A	612,489	11,092
Civitas Resources Inc.	361,181	10,413
Helmerich & Payne Inc.	374,666	9,839
SM Energy Co.	441,668	9,226
Delek US Holdings Inc.	235,355	8,887
Patterson-UTI Energy Inc.	1,368,458	8,580
Northern Oil & Gas Inc.	377,884	8,363
World Kinect Corp.	213,293	5,514
		6,845,150
Financials (21.1%)
JPMorgan Chase & Co.	10,881,932	3,385,587
Bank of America Corp.	26,427,550	1,412,553
Wells Fargo & Co.	12,636,152	1,098,966
Goldman Sachs Group Inc.	1,177,834	929,747
Morgan Stanley	4,512,472	740,045
Citigroup Inc.	7,154,221	724,222
Blackrock Inc.	597,774	647,276
Progressive Corp.	2,296,045	472,985
Blackstone Inc.	2,867,868	420,544
Chubb Ltd.	1,458,155	403,821
CME Group Inc.	1,409,034	374,084
Bank of New York Mellon Corp.	2,764,518	298,374
US Bancorp	6,118,377	285,606
PNC Financial Services Group Inc.	1,548,527	282,684
Travelers Cos. Inc.	885,926	237,977
Truist Financial Corp.	5,055,771	225,639
Aflac Inc.	1,908,428	204,564
Apollo Global Management Inc.	1,615,573	200,832
Allstate Corp.	1,033,725	197,979
American International Group Inc.	2,257,414	178,245
MetLife Inc.	2,204,236	175,942
Ameriprise Financial Inc.	374,276	169,461
Prudential Financial Inc.	1,389,717	144,531
Hartford Insurance Group Inc.	1,100,336	136,640
State Street Corp.	1,108,861	128,251
M&T Bank Corp.	613,508	112,806
Ares Management Corp. Class A	737,469	109,669
Fifth Third Bancorp	2,609,766	108,618
Northern Trust Corp.	744,957	95,854
Huntington Bancshares Inc.	6,064,196	93,631
Cincinnati Financial Corp.	603,726	93,330
T. Rowe Price Group Inc.	857,430	87,912
Citizens Financial Group Inc.	1,703,459	86,655
Regions Financial Corp.	3,522,496	85,244
W R Berkley Corp.	1,137,511	81,150
Principal Financial Group Inc.	869,980	73,113
Credicorp Ltd.	269,866	70,435
KeyCorp	3,704,193	65,157
Equitable Holdings Inc.	1,176,907	58,139
Fidelity National Financial Inc.	1,018,497	56,262
Carlyle Group Inc.	1,024,278	54,615
East West Bancorp Inc.	535,902	54,448
Everest Group Ltd.	164,684	51,796
Unum Group	662,372	48,631
Reinsurance Group of America Inc.	258,634	47,190
Stifel Financial Corp.	391,883	46,411
Evercore Inc. Class A	144,530	42,573
Ally Financial Inc.	1,081,105	42,131
First Horizon Corp.	1,970,011	42,079
Assurant Inc.	198,450	42,016
Comerica Inc.	500,568	38,293
Houlihan Lokey Inc. Class A	211,934	37,953
Blue Owl Capital Inc. Class A	2,390,868	37,704

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Webster Financial Corp.	655,606	37,396
Old Republic International Corp.	895,870	35,351
SOUTHSTATE BANK Corp.	393,049	34,844
Corebridge Financial Inc.	1,059,171	34,487
American Financial Group Inc.	258,735	34,070
Invesco Ltd.	1,424,258	33,755
Western Alliance Bancorp	422,135	32,652
Jefferies Financial Group Inc.	599,200	31,656
Columbia Banking System Inc.	1,157,925	31,032
UMB Financial Corp.	281,905	30,130
Zions Bancorp NA	568,734	29,637
Popular Inc.	261,025	29,096
XP Inc. Class A	1,586,800	28,912
Cullen/Frost Bankers Inc.	232,605	28,643
TPG Inc. Class A	518,136	28,518
Voya Financial Inc.	376,300	28,019
Jackson Financial Inc. Class A	277,883	28,013
Lincoln National Corp.	666,549	27,995
Axis Capital Holdings Ltd.	296,802	27,799
Old National Bancorp	1,356,906	27,722
OneMain Holdings Inc.	466,961	27,639
Cadence Bank	723,452	27,303
Franklin Resources Inc.	1,202,659	27,192
Commerce Bancshares Inc.	483,450	25,444
MGIC Investment Corp.	915,091	25,092
FirstCash Holdings Inc.	153,553	24,338
Synovus Financial Corp.	544,052	24,287
Hanover Insurance Group Inc.	140,172	23,953
First American Financial Corp.	380,314	23,773
Prosperity Bancshares Inc.	357,995	23,563
Essent Group Ltd.	378,315	22,915
SLM Corp.	819,346	21,999
FNB Corp.	1,399,248	21,996
Piper Sandler Cos.	67,744	21,628
Janus Henderson Group plc	486,657	21,199
Valley National Bancorp	1,877,413	20,408
Glacier Bancorp Inc.	496,899	20,298
United Bankshares Inc.	549,324	19,660
Home BancShares Inc.	728,637	19,462
Hancock Whitney Corp.	334,812	19,121
RLI Corp.	320,066	18,871
Bank OZK	418,979	18,850
Moelis & Co. Class A	287,667	18,218
Atlantic Union Bankshares Corp.	551,975	17,950
Radian Group Inc.	525,152	17,824
Selective Insurance Group Inc.	235,501	17,743
Lazard Inc.	360,140	17,575
StepStone Group Inc. Class A	270,929	16,494
First Financial Bankshares Inc.	520,386	16,075
Associated Banc-Corp	643,757	15,946
CNO Financial Group Inc.	372,262	14,898
Assured Guaranty Ltd.	179,834	14,491
ServisFirst Bancshares Inc.	200,677	14,102
International Bancshares Corp.	211,016	14,007
United Community Banks Inc.	474,597	13,858
Eastern Bankshares Inc.	759,681	13,317
Independent Bank Corp.	188,410	12,678
Fulton Financial Corp.	707,825	12,295
Renasant Corp.	364,753	12,267
First Bancorp	626,187	12,204
First Hawaiian Inc.	489,034	11,996
Cathay General Bancorp	261,015	11,863
BankUnited Inc.	294,323	11,796
Community Financial System Inc.	204,910	11,368
Bread Financial Holdings Inc.	180,620	11,316
WesBanco Inc.	367,204	11,053
First Interstate BancSystem Inc. Class A	348,610	10,894
Virtu Financial Inc. Class A	312,347	10,882
Kemper Corp.	238,972	10,751
Victory Capital Holdings Inc. Class A	171,419	10,674

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Artisan Partners Asset Management Inc. Class A	242,920	10,606
	Walker & Dunlop Inc.	127,690	10,205
	Seacoast Banking Corp. of Florida	328,712	9,960
	Bank of Hawaii Corp.	152,952	9,931
	Simmons First National Corp. Class A	547,782	9,520
	CVB Financial Corp.	512,198	9,409
	Towne Bank	284,501	9,249
	Provident Financial Services Inc.	498,492	9,117
	BOK Financial Corp.	86,687	9,066
	WaFd Inc.	306,465	8,897
	BancFirst Corp.	80,901	8,807
	Park National Corp.	57,299	8,720
	First Financial Bancorp	369,426	8,648
	Trustmark Corp.	219,475	8,169
	Mercury General Corp.	104,471	8,076
	Banner Corp.	132,839	8,022
	NBT Bancorp Inc.	198,077	8,016
	First Merchants Corp.	225,630	8,005
	Beacon Financial Corp.	322,630	7,853
	Bank of NT Butterfield & Son Ltd.	162,066	7,497
	Cohen & Steers Inc.	107,517	7,346
	Horace Mann Educators Corp.	159,074	7,112
	Stock Yards Bancorp Inc.	101,778	6,618
	Northwest Bancshares Inc.	560,855	6,568
	City Holding Co.	55,154	6,502
	First Commonwealth Financial Corp.	405,407	6,199
[1]	WisdomTree Inc.	469,040	5,610
	Hilltop Holdings Inc.	171,418	5,537
	S&T Bancorp Inc.	147,161	5,392
	Hope Bancorp Inc.	480,549	5,041
	Westamerica Bancorp	96,085	4,578
	1st Source Corp.	72,424	4,305
	Virtus Investment Partners Inc.	25,685	4,182
	Cannae Holdings Inc.	223,175	3,990
	Safety Insurance Group Inc.	57,886	3,979
	CNA Financial Corp.	83,610	3,725
	Employers Holdings Inc.	93,222	3,555
	Navient Corp.	276,501	3,382
	TFS Financial Corp.	204,067	2,714
	F&G Annuities & Life Inc.	83,962	2,489
	Republic Bancorp Inc. Class A	32,694	2,155
			17,122,375
Health Care (12.2%)
	Johnson & Johnson	9,429,013	1,780,858
	AbbVie Inc.	6,941,392	1,513,501
	UnitedHealth Group Inc.	3,565,480	1,217,825
	Merck & Co. Inc.	9,872,543	848,841
	Abbott Laboratories	6,784,709	838,726
	Gilead Sciences Inc.	4,879,735	584,543
	Amgen Inc.	1,937,502	578,209
	Pfizer Inc.	22,260,018	548,709
	Medtronic plc	5,024,783	455,748
	Bristol-Myers Squibb Co.	7,985,395	367,887
	Elevance Health Inc.	886,096	281,070
	Cigna Group	1,032,232	252,288
	Becton Dickinson & Co.	1,120,520	200,248
	Cardinal Health Inc.	934,794	178,331
	Quest Diagnostics Inc.	437,222	76,929
	Royalty Pharma plc Class A	1,485,607	55,770
	Viatris Inc.	4,600,529	47,662
	Baxter International Inc.	2,007,129	37,072
	Perrigo Co. plc	533,273	11,060
	DENTSPLY SIRONA Inc.	781,006	9,849
	Premier Inc. Class A	319,785	8,992
	Organon & Co.	1,016,806	6,863
	Select Medical Holdings Corp.	433,199	5,991
			9,906,972
Industrials (13.5%)
	Caterpillar Inc.	1,814,278	1,047,310

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
RTX Corp.	5,242,100	935,715
Accenture plc Class A	2,452,803	613,446
Eaton Corp. plc	1,535,499	585,885
Union Pacific Corp.	2,343,164	516,363
Honeywell International Inc.	2,491,757	501,665
Automatic Data Processing Inc.	1,596,550	415,582
Lockheed Martin Corp.	818,277	402,494
3M Co.	2,089,452	347,894
General Dynamics Corp.	990,149	341,502
Northrop Grumman Corp.	531,325	310,002
Emerson Electric Co.	2,208,358	308,221
Johnson Controls International plc	2,587,032	295,931
Illinois Tool Works Inc.	1,147,880	279,991
United Parcel Service Inc. Class B	2,876,854	277,386
Norfolk Southern Corp.	884,878	250,757
Cummins Inc.	539,287	236,035
FedEx Corp.	839,640	213,117
L3Harris Technologies Inc.	731,598	211,505
PACCAR Inc.	2,019,306	198,700
Ferguson Enterprises Inc.	758,636	188,521
Rockwell Automation Inc.	443,354	163,314
Paychex Inc.	1,264,336	147,965
Otis Worldwide Corp.	1,548,392	143,629
DuPont de Nemours Inc.	1,640,633	133,958
Fidelity National Information Services Inc.	2,063,510	129,011
Synchrony Financial	1,456,500	108,334
Hubbell Inc. Class B	209,702	98,560
PPG Industries Inc.	891,169	87,112
nVent Electric plc	638,134	72,971
Amcor plc	9,027,779	71,319
CH Robinson Worldwide Inc.	460,202	70,866
FTAI Aviation Ltd.	398,918	68,973
Packaging Corp. of America	345,852	67,704
Snap-on Inc.	200,848	67,395
Dow Inc.	2,770,549	66,078
RPM International Inc.	498,091	54,431
Masco Corp.	826,511	53,525
Watsco Inc.	136,251	50,142
Huntington Ingalls Industries Inc.	152,768	49,194
Owens Corning	332,453	42,325
Booz Allen Hamilton Holding Corp.	476,361	41,520
Stanley Black & Decker Inc.	605,513	41,005
CNH Industrial NV	3,435,512	36,039
Flowserve Corp.	510,095	34,814
Oshkosh Corp.	250,290	30,858
A O Smith Corp.	445,365	29,390
Toro Co.	386,408	28,876
Ryder System Inc.	155,531	26,320
Air Lease Corp. Class A	407,622	26,031
AGCO Corp.	242,879	25,055
Installed Building Products Inc.	90,793	22,538
GATX Corp.	139,471	21,876
Sealed Air Corp.	571,015	19,135
Graphic Packaging Holding Co.	1,147,058	18,341
Maximus Inc.	219,304	18,229
Sensata Technologies Holding plc	567,714	18,070
Herc Holdings Inc.	126,474	17,966
ADT Inc.	2,005,706	17,730
Brunswick Corp.	256,013	16,925
Sonoco Products Co.	385,125	15,625
MSC Industrial Direct Co. Inc. Class A	171,845	14,591
Patrick Industries Inc.	125,687	13,118
Korn Ferry	200,105	12,947
Crane NXT Co.	191,506	12,113
Western Union Co.	1,265,090	11,803
Terex Corp.	252,525	11,621
Otter Tail Corp.	149,240	11,524
Scorpio Tankers Inc.	172,001	10,612
Boise Cascade Co.	147,564	10,402
ABM Industries Inc.	239,623	10,304

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	McGrath RentCorp	95,162	10,224
	Robert Half Inc.	386,868	10,132
	Trinity Industries Inc.	316,530	8,663
	Hillenbrand Inc.	273,647	8,647
[1]	ZIM Integrated Shipping Services Ltd.	465,757	7,163
[1]	Star Bulk Carriers Corp.	356,471	6,709
	Kennametal Inc.	301,078	6,609
	Insperity Inc.	139,815	6,169
	Werner Enterprises Inc.	226,654	5,938
	Tennant Co.	73,201	5,856
	Greif Inc. Class A	98,170	5,585
	ManpowerGroup Inc.	180,339	5,529
	Greenbrier Cos. Inc.	118,946	4,968
	SFL Corp. Ltd. Class B	467,965	3,491
	Ardagh Metal Packaging SA	541,728	1,934
			10,947,823
Real Estate (0.0%)
	HA Sustainable Infrastructure Capital Inc.	463,219	12,836
	Newmark Group Inc. Class A	605,427	10,795
	eXp World Holdings Inc.	341,381	3,495
			27,126
Technology (14.1%)
	Broadcom Inc.	18,095,518	6,688,646
	International Business Machines Corp.	3,645,532	1,120,673
	QUALCOMM Inc.	4,232,809	765,715
	Texas Instruments Inc.	3,560,983	574,956
	Analog Devices Inc.	1,943,853	455,114
	TE Connectivity plc	1,159,315	286,362
	Corning Inc.	3,059,039	272,499
	Seagate Technology Holdings plc	829,963	212,371
	NXP Semiconductors NV	988,708	206,759
	Dell Technologies Inc. Class C	1,182,825	191,630
	Microchip Technology Inc.	2,068,032	129,087
	Hewlett Packard Enterprise Co.	5,139,265	125,501
	HP Inc.	3,697,007	102,296
	NetApp Inc.	782,461	92,158
	Gen Digital Inc.	2,151,876	56,723
	Skyworks Solutions Inc.	587,014	45,623
	Amdocs Ltd.	432,205	36,418
	Avnet Inc.	325,596	15,775
	Amkor Technology Inc.	448,137	14,466
	Clear Secure Inc. Class A	324,312	9,882
	CSG Systems International Inc.	107,818	8,439
	Kulicke & Soffa Industries Inc.	202,276	8,077
	Vishay Intertechnology Inc.	469,225	7,967
	Concentrix Corp.	177,630	7,160
	Benchmark Electronics Inc.	137,993	6,047
			11,440,344
Telecommunications (3.6%)
	Cisco Systems Inc.	15,595,027	1,140,152
	AT&T Inc.	27,484,566	680,243
	Verizon Communications Inc.	16,548,207	657,626
	Comcast Corp. Class A	14,349,880	399,429
	Telephone & Data Systems Inc.	384,723	14,935
	Cogent Communications Holdings Inc.	174,191	7,185
	Iridium Communications Inc.	371,617	7,117
			2,906,687
Utilities (6.4%)
	NextEra Energy Inc.	8,080,146	657,724
	Southern Co.	4,317,386	406,007
	Duke Energy Corp.	3,048,078	378,876
	Waste Management Inc.	1,449,532	289,573
	American Electric Power Co. Inc.	2,096,135	252,081
	Sempra	2,557,914	235,175
	Dominion Energy Inc.	3,344,341	196,279
	Xcel Energy Inc.	2,319,250	188,253
	Exelon Corp.	3,961,168	182,689
	Entergy Corp.	1,750,081	168,165

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Public Service Enterprise Group Inc.	1,957,112	157,665
WEC Energy Group Inc.	1,251,462	139,826
Consolidated Edison Inc.	1,412,089	137,552
NRG Energy Inc.	745,546	128,130
DTE Energy Co.	811,988	110,057
Ameren Corp.	1,057,727	107,909
Atmos Energy Corp.	620,409	106,537
Eversource Energy	1,440,085	106,293
PPL Corp.	2,900,756	105,936
FirstEnergy Corp.	2,150,640	98,564
American Water Works Co. Inc.	762,812	97,968
CenterPoint Energy Inc.	2,554,013	97,665
CMS Energy Corp.	1,165,884	85,751
Edison International	1,492,525	82,656
NiSource Inc.	1,842,869	77,603
Evergy Inc.	901,485	69,243
Alliant Energy Corp.	1,006,147	67,231
Essential Utilities Inc.	1,097,965	42,854
Pinnacle West Capital Corp.	466,093	41,259
AES Corp.	2,779,577	38,553
OGE Energy Corp.	787,567	34,763
UGI Corp.	841,633	28,136
National Fuel Gas Co.	351,045	27,701
IDACORP Inc.	210,907	27,211
TXNM Energy Inc.	377,610	21,448
Southwest Gas Holdings Inc.	250,805	19,939
Spire Inc.	226,459	19,566
Portland General Electric Co.	427,819	19,543
ONE Gas Inc.	231,942	18,599
Black Hills Corp.	281,342	17,845
New Jersey Resources Corp.	392,174	17,373
ALLETE Inc.	226,820	15,272
MDU Resources Group Inc.	793,525	15,220
Northwestern Energy Group Inc.	238,624	14,239
Avista Corp.	312,038	11,873
MGE Energy Inc.	143,111	11,860
Chesapeake Utilities Corp.	88,559	11,272
American States Water Co.	149,327	10,648
California Water Service Group	232,544	10,320
Clearway Energy Inc. Class C	320,263	10,226
Northwest Natural Holding Co.	157,468	7,169
H2O America	122,964	5,687
Clearway Energy Inc. Class A	133,625	4,007
		5,233,991
Total Common Stocks (Cost $57,518,201)		81,120,288
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3] Vanguard Market Liquidity Fund, 4.141% (Cost $36,143)	361,468	36,146
Total Investments (99.9%) (Cost $57,554,344)		81,156,434
Other Assets and Liabilities—Net (0.1%)		78,176
Net Assets (100%)		81,234,610
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,485.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $20,270 was received for securities on loan.

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2025	101	34,714	563
E-mini S&P Mid-Cap 400 Index	December 2025	98	31,925	7
				570

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Amgen Inc.	8/31/2026	BANA	47,974	(4.089)	2,595	—
Clorox Co.	8/31/2026	BANA	12,700	(4.089)	—	(1,032)
					2,595	(1,032)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At October 31, 2025, the counterparties had deposited in segregated accounts securities with a value of $274 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $57,518,201)	81,120,288
Affiliated Issuers (Cost $36,143)	36,146
Total Investments in Securities	81,156,434
Investment in Vanguard	1,980
Cash	3,166
Cash Collateral Pledged—Futures Contracts	3,473
Receivables for Accrued Income	93,410
Receivables for Capital Shares Issued	5,817
Variation Margin Receivable—Futures Contracts	232
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,595
Total Assets	81,267,107
Liabilities
Payables for Investment Securities Purchased	77
Collateral for Securities on Loan	20,270
Payables for Capital Shares Redeemed	8,845
Payables to Vanguard	2,273
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,032
Total Liabilities	32,497
Net Assets	81,234,610
1 Includes $19,485 of securities on loan.
At October 31, 2025, net assets consisted of:

Paid-in Capital	63,090,121
Total Distributable Earnings (Loss)	18,144,489
Net Assets	81,234,610

ETF Shares—Net Assets
Applicable to 469,484,093 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	65,983,292
Net Asset Value Per Share—ETF Shares	$140.54

Admiral™ Shares—Net Assets
Applicable to 359,868,544 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,251,318
Net Asset Value Per Share—Admiral Shares	$42.38
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2025
($000)
Investment Income
Income
Dividends[1]	2,065,044
Interest[2]	2,876
Securities Lending—Net	246
Total Income	2,068,166
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,571
Management and Administrative—ETF Shares	30,612
Management and Administrative—Admiral Shares	10,406
Marketing and Distribution—ETF Shares	1,896
Marketing and Distribution—Admiral Shares	549
Custodian Fees	494
Auditing Fees	31
Shareholders’ Reports and Proxy Fees—ETF Shares	2,260
Shareholders’ Reports and Proxy Fees—Admiral Shares	153
Trustees’ Fees and Expenses	41
Other Expenses	109
Total Expenses	48,122
Net Investment Income	2,020,044
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	2,573,089
Futures Contracts	5,879
Swap Contracts	(10,815)
Realized Net Gain (Loss)	2,568,153
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	4,650,775
Futures Contracts	2,126
Swap Contracts	4,964
Change in Unrealized Appreciation (Depreciation)	4,657,865
Net Increase (Decrease) in Net Assets Resulting from Operations	9,246,062
1	Dividends are net of foreign withholding taxes of $1,015.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,526, $42, and $1, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $3,418,957 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,020,044	1,965,591
Realized Net Gain (Loss)	2,568,153	966,979
Change in Unrealized Appreciation (Depreciation)	4,657,865	14,501,035
Net Increase (Decrease) in Net Assets Resulting from Operations	9,246,062	17,433,605
Distributions
ETF Shares	(1,652,702)	(1,670,561)
Admiral Shares	(377,196)	(389,289)
Total Distributions	(2,029,898)	(2,059,850)
Capital Share Transactions
ETF Shares	1,235,794	522,425
Admiral Shares	123,292	(336,710)
Net Increase (Decrease) from Capital Share Transactions	1,359,086	185,715
Total Increase (Decrease)	8,575,250	15,559,470
Net Assets
Beginning of Period	72,659,360	57,099,890
End of Period	81,234,610	72,659,360
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$127.79	$100.48	$106.42	$108.42	$79.49
Investment Operations
Net Investment Income[1]	3.547	3.491	3.435	3.232	3.010
Net Realized and Unrealized Gain (Loss) on Investments	12.721	27.449	(6.022)	(2.016)	28.887
Total from Investment Operations	16.268	30.940	(2.587)	1.216	31.897
Distributions
Dividends from Net Investment Income	(3.518)	(3.630)	(3.353)	(3.216)	(2.967)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.518)	(3.630)	(3.353)	(3.216)	(2.967)
Net Asset Value, End of Period	$140.54	$127.79	$100.48	$106.42	$108.42
Total Return	12.96%	31.15%	-2.54%	1.18%	40.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65,983	$58,925	$45,997	$48,689	$39,766
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%[2]	0.06%[2]	0.06%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.96%	3.22%	3.01%	2.99%
Portfolio Turnover Rate[3]	11%	13%	6%	9%	8%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$38.53	$30.30	$32.09	$32.69	$23.97
Investment Operations
Net Investment Income[1]	1.061	1.045	1.030	.970	.902
Net Realized and Unrealized Gain (Loss) on Investments	3.842	8.272	(1.815)	(.607)	8.707
Total from Investment Operations	4.903	9.317	(.785)	.363	9.609
Distributions
Dividends from Net Investment Income	(1.053)	(1.087)	(1.005)	(.963)	(.889)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.053)	(1.087)	(1.005)	(.963)	(.889)
Net Asset Value, End of Period	$42.38	$38.53	$30.30	$32.09	$32.69
Total Return[2]	12.95%	31.11%	-2.56%	1.19%	40.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,251	$13,734	$11,103	$12,199	$11,418
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]	0.08%[3]	0.08%
Ratio of Net Investment Income to Average Net Assets	2.66%	2.94%	3.20%	2.99%	2.97%
Portfolio Turnover Rate[4]	11%	13%	6%	9%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2025, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2025, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

High Dividend Yield Index Fund
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2025, the fund had contributed to Vanguard capital in the amount of $1,980,000, representing less than 0.01% of the fund’s net assets and 0.79% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

High Dividend Yield Index Fund
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	81,120,288	—	—	81,120,288
Temporary Cash Investments	36,146	—	—	36,146
Total	81,156,434	—	—	81,156,434

Derivative Financial Instruments
Assets
Futures Contracts[1]	570	—	—	570
Swap Contracts	—	2,595	—	2,595
Total	570	2,595	—	3,165
Liabilities
Swap Contracts	—	(1,032)	—	(1,032)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	3,418,334
Total Distributable Earnings (Loss)	(3,418,334)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	149,165
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	23,502,251
Capital Loss Carryforwards	(5,506,927)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	18,144,489

High Dividend Yield Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	2,029,898	2,059,850
Long-Term Capital Gains	—	—
Total	2,029,898	2,059,850
*	Includes short-term capital gains, if any.
As of October 31, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	57,654,183
Gross Unrealized Appreciation	27,131,067
Gross Unrealized Depreciation	(3,628,816)
Net Unrealized Appreciation (Depreciation)	23,502,251
E.  During the year ended October 31, 2025, the fund purchased $8,889,365,000 of investment securities and sold $8,539,976,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $8,195,253,000 and $7,056,053,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2025, such purchases were $1,056,711,000 and sales were $1,177,275,000, resulting in net realized loss of $138,053,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital share transactions for each class of shares were:
	Year Ended October 31,
	2025		2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	8,385,049	63,853	5,332,948	44,898
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,149,255)	(55,475)	(4,810,523)	(41,575)
Net Increase (Decrease)—ETF Shares	1,235,794	8,378	522,425	3,323
Admiral Shares
Issued	1,741,947	44,192	1,195,383	33,576
Issued in Lieu of Cash Distributions	296,772	7,512	306,474	8,653
Redeemed	(1,915,427)	(48,251)	(1,838,567)	(52,285)
Net Increase (Decrease)—Admiral Shares	123,292	3,453	(336,710)	(10,056)
G.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its

High Dividend Yield Index Fund
prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
I.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 97.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,988,012,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $1,435,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q6230 122025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangements – International Explorer Fund

A majority of independent trustees of the board of Vanguard International Explorer Fund renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.); and Wellington Management Company LLP (Wellington Management). The trustees determined that renewing each of the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The trustees based their decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the trustees by Vanguard’s Oversight & Manager Search Team, which is responsible for fund and advisor oversight and product management. The Oversight & Manager Search Team met regularly with the advisors and made presentations to the trustees during the fiscal year that directed the trustees’ focus to relevant information and topics.

The trustees, or an investment committee made up of trustees members, also received information throughout the year during advisor presentations conducted by the Oversight & Management Search Team. For each advisor presentation, the trustees was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the trustees received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight & Manager Search Team’s ongoing assessment of the advisors.

Prior to the meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the trustees approved the arrangements. Rather, it was the totality of the circumstances that drove the trustees’ decisions.

Nature, extent, and quality of services

The trustees reviewed the quality of the fund’s investment management services provided by Schroder Inc., Schroder Ltd., and Wellington Management over both the short and long term, and took into account the organizational depth and stability of each advisor. The trustees considered the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who make up Schroder’s International Small-Cap Team, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has managed a portion of the fund since 2003.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap research equity team employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. It believes that the experience of covering the same companies over a period of many years provides its Global Industry Analysts with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. Wellington Management has managed a portion of the fund since 2010.

The trustees concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation and approval of the advisory arrangements.

Investment performance

The trustees considered the short-term, long-term, and since-inception performance, as applicable, of Schroder’s, and Wellington Management’s subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The trustees concluded that the performance was such that the advisory arrangements should continue.

Cost

The trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that Schroder’s and Wellington Management’s advisory fee rates were also below the peer-group average.

The trustees did not consider the profitability of Schroder, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The trustees concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Schroder, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The trustees will consider whether to renew the advisory arrangements again after a one-year period.

Trustees Approve Advisory Arrangement – Advice Select Global Value Fund

A majority of independent trustees of the board of Vanguard Advice Select Global Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The trustees determined renewing the investment advisory arrangement was in the best interests of the fund and its prospective shareholders.

The trustees based their decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the trustees by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisors and made presentations to the trustees during the fiscal year that directed the trustees’ focus to relevant information and topics.

The trustees also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the trustees was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the trustees received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the trustees approved the arrangements. Rather, it was the totality of the circumstances that drove the trustees’ decision.

Nature, extent, and quality of services

The trustees reviewed the quality of the investment management services provided to the fund since its inception in 2021; they also took into account the organizational depth and stability of the advisor. The trustees considered that Wellington Management, an investment management company founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management utilizes a bottom-up, fundamentally driven approach to invest in solid companies whose current fundamentals are depressed relative to longer-term earnings potential. Wellington Management has the ability to seek undervalued stocks across the capitalization spectrum. The investment team has the support of Wellington Management’s global industry analysts in conducting their research-intensive approach. Wellington Management has managed the fund since its inception in 2021.

The trustees concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The trustees considered the fund’s performance since its inception in 2021, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group.

The trustees concluded that the performance was such that the advisory arrangement should continue.

Cost

The trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was below its peer-group average.

The trustees did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The trustees concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The trustees will consider whether to renew the advisory arrangement again after a one-year period.

Trustees Approve Advisory Arrangement – Advice Select International Growth Fund

A majority of independent trustees of the board of Vanguard Advice Select International Growth Fund has renewed the fund’s investment advisory arrangement with Baillie Gifford Overseas Ltd. (Baillie Gifford). The trustees determined renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The trustees based their decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the trustees by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisors and made presentations to the trustees during the fiscal year that directed the trustees’ focus to relevant information and topics.

The trustees also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the trustees was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the trustees received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the trustees approved the arrangement. Rather, it was the totality of the circumstances that drove the trustees’ decision.

Nature, extent, and quality of services

The trustees reviewed the quality of the investment management services provided to the fund since its inception in 2021; they also took into account the organizational depth and stability of the advisor. The trustees considered that Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. The advisor utilizes fundamental research to make long-term investments in companies that have above average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised the fund since its inception in 2021.

The trustees concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The trustees considered the fund’s performance since its inception in 2021, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group.

The trustees concluded that the performance was such that the advisory arrangement should continue.

Cost

The trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below its peer group average.

The trustees did not consider the profitability of Baillie Gifford in determining whether to approve the advisory fee, because Baillie Gifford is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The trustees concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Baillie Gifford. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The trustees will consider whether to renew the advisory arrangement again after a one-year period.

Trustees Approve Advisory Arrangement – Advice Select Dividend Growth Fund

A majority of independent trustees of the board of Vanguard Advice Select Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The trustees determined renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The trustees based their decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the trustees by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisors and made presentations to the trustees during the fiscal year that directed the trustees’s focus to relevant information and topics.

The trustees also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the trustees were provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the trustees received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the trustees approved the arrangement. Rather, it was the totality of the circumstances that drove the trustees’s decision.

Nature, extent, and quality of services

The trustees reviewed the quality of the investment management services provided to the fund since its inception in 2021; they also took into account the organizational depth and stability of the advisor. The trustees considered that Wellington Management, an investment management company founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in select companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long-term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as Wellington Management seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has managed the fund since its inception in 2021.

The trustees concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The trustees considered the fund’s performance since its inception in 2021, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group.

The trustees concluded that the performance was such that the advisory arrangement should continue.

Cost

The trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below its peer group average.

The trustees did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The trustees concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The trustees will consider whether to renew the advisory arrangement again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2025

VANGUARD WHITEHALL FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 23, 2025

* By:	/s/ Natalie Lamarque

Natalie Lamarque, pursuant to a Power of Attorney filed on December 19, 2025 (see File Number 33-49023), Incorporated by Reference.